UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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KraneShares Trust

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KraneShares Trust
1270 Avenue of the Americas
22nd Floor
New York, NY 10020

A Message from the Principal Executive Officer of KraneShares Trust to all Shareholders

July 26, 2017

Dear Shareholder:

The enclosed proxy materials relate to two Special Meetings (each, a “Meeting” and collectively, the “Meetings”) of the shareholders of KraneShares Trust (the “Trust”) on behalf of its series (the “Funds”) —

●	KraneShares Bosera MSCI China A Share ETF (“KBA”),

●	KraneShares Zacks New China ETF (“KFYP”),

●	KraneShares CSI China Internet ETF (“KWEB”),

●	KraneShares E Fund China Commercial Paper ETF (“KCNY”) and

●	KraneShares FTSE Emerging Markets Plus ETF (“KEMP”).

The Meetings are scheduled to be held at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020, on August 31, 2017. The first Meeting will be held at 2:00 p.m., Eastern Time (“First Meeting”) and relates to Proposal 1, as it applies to all Funds. The second Meeting will be held at 2:30 p.m., Eastern Time (“Second Meeting”) and relates to Proposal 2, as it applies to all Funds, and Proposal 3, which applies to only KBA and KCNY.

As Principal Executive Officer of the Funds, I am writing to ask for your votes, as a shareholder of one or more Funds, with respect to three Proposals.

●	At the First Meeting, you will be asked to elect two new individuals to serve on the Board of Trustees (“Board”) of the Trust.

●
At the Second Meeting, you will be asked to approve a new investment advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of your Fund. If you own shares of KBA and/or KCNY, you will also be asked to approve a new investment sub-advisory agreement between Krane and the sub-adviser for, as applicable, KBA and KCNY.

A summary of each Proposal is provided below and the enclosed Proxy Statement explains each Proposal in detail. Please review this information carefully before you cast your vote on each Proposal.

Please note that the Board has unanimously approved each Proposal and recommends that you also approve each Proposal.

First Meeting

Proposal 1: Election of New Trustees

As discussed in more detail in the enclosed Proxy Statement, the Board has nominated two new Trustees to serve on the Board based on recommendations from its Nominating Committee: Patrick Campo and Cregg Watner (each, a “Trustee Candidate” and collectively, the “Trustee Candidates”). Neither Trustee Candidate is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Each Trustee Candidate therefore qualifies as an “Independent Trustee.”

The Board has concluded that each Trustee Candidate should serve on the Board because of his professional experience, qualifications, attributes and skills, including in the investment management industry. For example, Mr. Campo has served as a director of long/short equity strategies of an investment adviser, and Mr. Watner has experience serving as a portfolio manager of an investment adviser.

The election of the Trustee Candidates is sought so that, pursuant to Section 15(f) of the 1940 Act, with which the transaction described below is structured to comply, during the three-year period after the closing of the transaction, at least 75% of the members of the Board will be Independent Trustees. Only two of the three currently-serving Trustees are Independent Trustees.

Second Meeting

Proposal 2: Approval of New Investment Advisory Agreement for Your Fund

As discussed in more detail in the enclosed Proxy Statement, Krane, the investment adviser to each Fund, has entered into an agreement pursuant to which the current control persons of Krane will change (the “Transaction”). The closing of the Transaction (“Closing”) will result in an “assignment” of the current existing investment advisory agreement (the “Current Advisory Agreement”) under the 1940 Act and, as required by the 1940 Act, each Fund’s Current Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Closing will terminate the Current Advisory Agreement.

In the Transaction, Krane, your Fund’s investment adviser, and certain of its owners, pursuant to a purchase agreement with China International Capital Corporation (USA) Holdings Inc. (“Acquirer”), which is a wholly-owned subsidiary of China International Capital Corporation (Hong Kong) Limited (“CICC”), the capital structure and current control persons of Krane will change. Most significantly, the Acquirer will acquire a 50.1% interest in Krane. The Acquirer is domiciled in the United States. CICC is domiciled in Hong Kong and is a wholly-owned subsidiary of China International Capital Corporation Limited, one of China’s leading investment banking firms, which is domiciled in mainland China.

The Funds themselves are not parties to the Transaction. However, upon the Closing, each Fund’s Current Advisory Agreement with Krane will automatically terminate, as required by applicable law. To provide for continuity of management following the

Closing, you are being asked to approve the the new investment advisory agreement between Krane and the Trust on behalf of each Fund (the “New Advisory Agreement”), which would take effect immediately upon the Closing.

Like the Current Advisory Agreement, the New Advisory Agreement provides for a “unitary” fee arrangement. In the “unitary” fee arrangement, each Fund agrees to pay Krane an investment advisory fee based on the average daily value of its net assets and Krane agrees to pay all expenses incurred by the Fund, except for (i) interest and tax expenses, (ii) portfolio transaction expenses (including brokerage commissions and short sale dividend and interest expenses), (iii) expenses incurred by any Fund under a distribution plan adopted pursuant to Rule 12b-1, (iv) Acquired Fund Fees and Expenses, (v) compensation payable to Krane as an advisory fee, (vi) compensation and expenses of the Independent Trustees and their counsel and (vii) litigation and other extraordinary expenses.

Unlike the Current Advisory Agreement, however, under the New Advisory Agreement Krane will provide, and may receive compensation for providing, securities lending-related services to the Funds engaged in securities lending; and the New Advisory Agreement clarifies that, while fees and expenses related to the Funds’ securities lending-related activities reduce the gross revenues and income of the Funds from such activities, they are not fees and expenses covered by the Funds’ “unitary” fee arrangement for which Krane is responsible. Krane believes securities lending could benefit the Funds by providing them with additional income. Other differences to the New Advisory Agreement include a new effective date.

Under the New Advisory Agreement, Krane will otherwise continue to provide the same management and investment advisory services to each Fund, and, except as noted above, the New Advisory Agreement will not result in any change in the advisory fees paid by any of the Funds. The Transaction will not result in any change in the structure, operation or investment objectives of any Fund. Further, there are no plans to change your Fund’s investment adviser or portfolio manager, and the services provided by them are otherwise expected to be the same as those they are currently providing to each Fund.

The Closing is conditioned upon, among other matters, the majority of the outstanding shares (as defined in the 1940 Act) of each of KWEB, KBA and KCNY approving the New Advisory Agreement, as set forth in this Proposal.

Proposals 3 and 4: Approval of New Investment Sub-Advisory Agreements for KBA and KCNY

As discussed in more detail in the enclosed Proxy Statement, Bosera Asset Management (International) Co., Limited (“Bosera”) currently serves as sub-adviser of KBA, and E Fund Management (Hong Kong) Co., Limited (“E Fund”) currently serves as sub-adviser of KCNY. Bosera and E Fund are collectively referred to herein as the “Sub-Advisers.” In those roles, subject to the supervision of Krane and the Board, the Sub-Advisers determine the securities and other instruments to be purchased and sold by KBA and KCNY and place orders with brokers or dealers that they select.

The current sub-advisory agreement between Krane and Bosera on behalf of KBA and the current sub-advisory agreement between Krane and E Fund on behalf of KCNY (together, the “Current Sub-Advisory Agreements”) will each terminate upon the termination of the Current Advisory Agreement, which, as described above, will happen automatically upon the Closing. To provide for continuity of investment advisory services, the shareholders of KBA are being asked to approve a new investment sub-advisory agreement between Krane and Bosera, and the shareholders of KCNY are being asked to approve a new sub-advisory agreement between Krane and E Fund (together, the “New Sub-Advisory Agreements”) to take effect upon the Closing.

The Current Sub-Advisory Agreements and New Sub-Advisory Agreements differ slightly, including that the New Sub-Advisory Agreements:

(1)	include new effective dates;

(2)	include additional representations and obligations regarding the Sub-Advisers’ compliance with applicable law and regulations;

(3)	require the Sub-Advisers to assist Krane and any other service provider in connection with any securities lending-related activities by the Funds; and

(4)	clarify the compensation to be paid by Krane to the Sub-Advisers.

How to Vote

Detailed information about each Proposal is contained in the enclosed materials. Whether or not you plan to attend the Meetings in person, we need your votes. Voting is quick and easy. Once you have decided how you will vote:

●	complete, sign, date and return the enclosed proxy ballot(s);

●	vote by telephone or Internet using the instructions on the proxy ballot(s); or

●	come to the Meetings and vote in person.

If you receive more than one set of proxy materials, be sure to vote each proxy ballot you receive. Every vote counts.

It is important that the Trust receive your votes no later than the time of the Meetings on August 31, 2017. To assist with the solicitation of proxies, we have engaged AST Fund Solutions, LLC (the “Proxy Solicitor”), a professional proxy solicitation firm. Until you have voted your shares, you may receive a phone call from the Proxy Solicitor urging you to vote your shares.

If you have any questions about the Proposals or the voting instructions, please call the Proxy Solicitor, toll-free at (877) 283-0320. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

Jonathan Krane
Principal Executive Officer
KraneShares Trust

Q&A*

While we recommend that you read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the KraneShares Bosera MSCI China A Share ETF (“KBA”), the KraneShares Zacks New China ETF (“KFYP”), the KraneShares CSI China Internet ETF (“KWEB”), the KraneShares E Fund China Commercial Paper ETF (“KCNY”) and the KraneShares FTSE Emerging Markets Plus ETF (“KEMP” and collectively, the “Funds”) that will be the subject of a shareholder vote. Each Fund is a separate series (or investment portfolio) of the KraneShares Trust (“Trust”).

Q.	What is happening? Why did I get this package of materials?

A.
The Funds are conducting two Special Meetings of Shareholders (each, a “Meeting” and collectively, the “Meetings”), scheduled to be held on August 31, 2017. The first Meeting will be held at 2:00 p.m., Eastern Time (“First Meeting”) for all Funds’ shareholders to elect two new members of the Board of Trustees (“Board”) of the Trust. The second Meeting will be held at 2:30 p.m., Eastern Time (“Second Meeting”) for the approval of a new investment advisory agreement for all Funds and the approval of new investment sub-advisory agreements for KBA and KCNY.

Q.	What issues am I being asked to vote on at the upcoming Meetings?

A.
As discussed in more detail in the enclosed Proxy Statement, at the First Meeting, you are being asked to elect two new Trustees to serve on the Board (“Proposal 1”). At the Second Meeting, you are being asked to approve a new investment advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of your Fund(s) (“Proposal 2”), and, if you are a shareholder of KBA or KCNY, you are being asked to approve a new investment sub-advisory agreement for the applicable Fund (“Proposal 3” and “Proposal 4”). At both Meetings, you will also be asked to also transact any other business as may properly come before the Meetings and any adjournments or postponements thereof.

Q.	Will my Fund pay for the Proxy Statement and related costs?

A.
No. Krane and/or China International Capital Corporation (USA) Holdings Inc., the entity purchasing a controlling interest in Krane, will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and the fees and expenses incurred by the Funds in connection with the Meetings.

*	This Q&A section is qualified in its entirety by reference to the enclosed Proxy Statement.

Q.	How does the Board recommend that I vote with respect to each of the Proposals?

A.
After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), recommends that you vote “FOR” each Proposal.

Q.	How do I vote my shares?

A.
You can vote your shares in person at each Meeting or you can authorize proxies to vote your shares by mail, Internet or telephone utilizing the enclosed proxy ballot(s). To vote by using the proxy ballot(s), sign and date the ballot(s), and return the ballot(s) by mail in the postage-paid envelope provided. To vote by telephone, please call the toll-free number listed on the proxy ballot(s). To vote on the Internet, please access the website listed on the proxy ballot(s). Note that to vote by telephone or on the Internet, you will need the unique “control” number(s) that appear on the proxy ballot(s).

Q.	Whom should I call for additional information about the accompanying Proxy Statement?

A.
Please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at (877) 283-0320. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time if you require any additional information regarding the proxy statement.

Proposal 1: Election of New Trustees

Q.	Why am I being asked to vote for two new Trustees?

A.
The Transaction described below has been structured to comply with Section 15(f) under the Investment Company Act of 1940, as amended (“1940 Act”). Section 15(f) requires, among other matters, that during the three-year period after the closing of the Transaction, at least 75% of the members of the Board must not be “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”).

Only two of the three currently-serving Trustees are Independent Trustees. Accordingly, shareholders are being asked to elect two new, additional Independent Trustees.

The Board, based on recommendations from the Nominating Committee, has nominated Patrick Campo and Cregg Watner to serve as Trustees (each, a “Trustee Candidate” and collectively, the “Trustee Candidates”). Each of the Trustee Candidates would qualify as an Independent Trustee.

Q.	Who are the Trustee Candidates and what are their qualifications?

A.
The Trust’s Nominating Committee, which is composed of only Independent Trustees, received and reviewed information regarding the experience, qualifications, attributes and skills of the Trustee Candidates and approved, and recommended that the Board approve, their nomination, which the Board approved.

Patrick Campo has a background in the investment management industry. Since 2013, he has served as the Director of Long Short Equity at Titan Advisors. Prior to that, he served as the Director of Hedge Fund Research at Alternative Investment Management, LLC from 2009 until 2013.

Cregg Watner also has a background in the investment management industry. From April 2016 until December 2016, he served as a portfolio manager at Genesis Capital Partners, LLC. Prior to that, he served as a portfolio manager at Sycamore Lane Partners LLC from 2011 until February 2016.

Q.	What are the responsibilities of the Board with respect to my Fund?

A.
The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board considers and approves contracts under which certain companies provide essential management and administrative services to the Trust and oversees the nature, extent and quality of the Trust’s key service providers, including Krane. The Board also oversees the management of risks relating to the operations of the Trust and Funds.

Proposal 2: Approval of New Investment Advisory Agreement for Your Fund

Q.	Why am I being asked to vote on a new investment advisory agreement for my Fund?

A.
Krane, your Fund’s investment adviser, and certain of its owners, recently entered into an agreement with China International Capital Corporation (USA) Holdings Inc. (“Acquirer”) pursuant to which the control persons of Krane will change (the “Transaction”). Most significantly, the Acquirer will acquire a 50.1% interest in Krane. The closing of the Transaction (“Closing”) will result in an “assignment” of each Fund’s current existing investment advisory agreement (each, a “Current Advisory Agreement”) under the 1940 Act. As required by the 1940 Act, each Fund’s Current Advisory Agreement provides for its automatic termination in the event of an assignment and, thus, will terminate upon the Closing.

The Funds themselves are not parties to the Transaction, but the Closing will terminate the Current Advisory Agreement. To ensure that the management of your Fund can continue without any interruption and that Krane can continue to provide your Fund with investment management services after the Closing, we are seeking your approval of the new investment advisory agreement between Krane and the Trust on behalf of each Fund (“New

Advisory Agreement”) on behalf of your Fund(s). The Transaction will not result in any change in the structure or operation of the Funds, except as described below.

Like the Current Advisory Agreement, the New Advisory Agreement provides for a “unitary” fee arrangement. In the “unitary” fee arrangement, each Fund agrees to pay Krane an investment advisory fee based on the average daily value of its net assets and Krane agrees to pay all expenses incurred by the Fund, except for (i) interest and tax expenses, (ii) portfolio transaction expenses (including brokerage commissions and short sale dividend and interest expenses), (iii) expenses incurred by any Fund under a distribution plan adopted pursuant to Rule 12b-1, (iv) Acquired Fund Fees and Expenses, (v) compensation payable to Krane as an advisory fee, (vi) compensation and expenses of the Independent Trustees and their counsel and (vii) litigation and other extraordinary expenses.

The New Advisory Agreement, however, explicitly requires Krane to provide, and allows Krane to receive compensation for providing, securities lending-related services approved for the Funds. In addition, the New Advisory Agreement clarifies that fees and expenses related to the Funds’ securities lending activities reduce the gross revenues and income of the Funds from such activities and are not fees and expenses covered by the Funds’ “unitary” fee arrangement for which Krane is responsible. Krane believes securities lending could benefit the Funds by providing them with additional income. Other differences to the New Advisory Agreement include a new effective date.

Under the New Advisory Agreement, Krane will otherwise continue to provide the same management and investment advisory services to each Fund, and, except as noted above, the New Advisory Agreement will not result in any change in the advisory fees paid by any of the Funds. Further, there are no plans to change your Fund’s investment adviser or portfolio manager, and the services provided by them are otherwise expected to be the same as those they are currently providing to each Fund.

The Closing is conditioned upon, among other matters, the majority of the outstanding shares (as defined in the 1940 Act) of each of KWEB, KBA and KCNY approving the New Advisory Agreement. If the majority of outstanding shares (as defined in the 1940 Act) of each of KFYP and KEMP have not yet approved the New Advisory Agreement by the time of the Closing, when the Current Advisory Agreement will terminate, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) for each such Fund that will become effective immediately upon the Closing to allow for additional time to solicit shareholder approval of the New Advisory Agreement for those Funds.

Q.	What is the background of the Acquirer?

A.
The Acquirer is a wholly-owned subsidiary of China International Capital Corporation (Hong Kong) Limited (“CICC”), which itself is a wholly-owned subsidiary of China International Capital Corporation Limited. China International Capital Corporation Limited is one of China’s leading investment banking firms that engages in investment banking, securities, investment management, and other financial services.

The Acquirer is domiciled in the United States, CICC is domiciled in Hong Kong and China International Capital Corporation Limited is domiciled in mainland China.

Q.	Will the portfolio manager(s) of my Fund(s) change?

A.
Krane does not anticipate any change in any Fund’s portfolio manager(s) in connection with the Transaction. However, there can be no assurance that these personnel will remain employed by Krane, Bosera Asset Management (International) Co., Limited (“Bosera”) or E Fund Management (Hong Kong) Co., Limited (“E Fund”), as applicable, or that Krane, Bosera or E Fund, as applicable, will not engage new employees to serve as portfolio managers.

Q.	Will the fee rates payable by my Fund increase under the New Advisory Agreement?

A.
Under the New Advisory Agreement, each Fund will continue to pay Krane a contractual fee rate that is the same as the contractual fee rate under the Current Advisory Agreement. In addition, Krane has agreed to enter into new contractual expense reimbursement/fee waiver agreements for KBA, KCNY and KEMP, which are currently subject to such agreements, to waive a portion of its advisory fee for two years beyond the date of the Closing. Under the new expense limitation/fee waiver agreements, Krane will continue to waive its advisory fee charged to KBA by 20 basis points, its advisory fee charged to KCNY by 12 basis points and its advisory fee charged to KEMP by the amount of any acquired fund fees and expenses incurred by KEMP that are attributable to its investment in KBA for two years beyond the date of Closing. Under the New Advisory Agreement, Krane will be entitled to receive 10% of any net monthly investment income (i.e., net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), generated by each Fund’s securities lending activities. Krane will not receive any fees related to the Funds’ securities lending activities, however, from Funds that do not engage in securities lending or from Funds whose securities lending activities do not produce net monthly investment income (i.e., after payment of any amounts to the custodian and/or securities lending agent or rebated to borrowers). The Board will continue to evaluate the fairness of the compensation received by Krane from the Funds as required by law and Krane may choose to waive a portion of its compensation under the New Advisory Agreement, in addition to the other waivers described herein.

Q.	How does each of the New Advisory Agreement and Interim Advisory Agreement differ from the Current Advisory Agreement?

A.
Like the Current Advisory Agreement, the New Advisory Agreement provides for a “unitary” fee arrangement. In the “unitary” fee arrangement, each Fund agrees to pay Krane an investment advisory fee based on the average daily value of its net assets and Krane agrees to pay all expenses incurred by the Fund, except for (i) interest and tax expenses, (ii) portfolio transaction expenses (including brokerage commissions and short sale dividend and interest expenses), (iii) expenses incurred by any Fund under a distribution plan adopted pursuant to Rule 12b-1, (iv) Acquired Fund Fees and Expenses, (v) compensation payable to Krane as an advisory fee, (vi) compensation and expenses of the Independent Trustees and their counsel and (vii) litigation and other extraordinary expenses. The New Advisory Agreement, however, explicitly requires Krane to provide, and allows Krane to receive compensation for providing, securities lending-related services approved for the Funds, and clarifies that any fees and expenses related to the Funds’ securities lending activities reduce the gross revenues and income of the Funds from such activities and are not fees and expenses covered by the Funds’ “unitary” fee arrangement for which Krane is responsible. Krane believes securities lending could benefit the Funds by providing them with additional investment income. Other differences to the New Advisory Agreement include a new effective date.

Under the New Advisory Agreement, Krane will otherwise continue to provide the same management and investment advisory services to each Fund, and, except as noted above, the New Advisory Agreement will not result in any change in the advisory fees paid by any of the Funds.

The Transaction will also not result in any change in the investment objectives of any Fund. Further, there are no plans to change your Fund’s investment adviser or portfolio manager, and the services provided by them are otherwise expected to be the same as those they are currently providing to each Fund.

The terms of the Interim Advisory Agreement for KFYP and KEMP are substantially the same as the terms in the Current Advisory Agreement with respect to each such Fund, except as required by applicable SEC regulations and the effective date. The terms of the New Advisory Agreement and Interim Advisory Agreement are described in more detail in the enclosed Proxy Statement.

Q.	What are the key benefits and risks of lending securities?

A.
Lending portfolio securities would be designed to generate additional income for any Fund engaged in such activities. A Fund that engages in securities lending, however, bears the risk that it may fail to earn sufficient income on its investment of cash collateral to cover related custodian and securities lending agent fees and/or meet its payment obligations to borrowers. Should a borrower of the securities fail financially, the Fund may experience delays or difficulties in recovering the loaned securities or exercising its rights in the collateral.

Q.	If Proposal 2 is approved, when will the New Advisory Agreement take effect?

A.	If Proposal 2 is approved, the New Advisory Agreement is expected to become effective immediately upon the Closing, which is when the Current Advisory Agreement will terminate.

Q.	What happens if Proposal 2 is not approved by shareholders of my Fund?

A.
If a majority of outstanding shares (as defined in the 1940 Act) of your Fund do not approve the New Advisory Agreement, the Board will consider different options for the Fund, including resubmitting the New Advisory Agreement for consideration by shareholders. As mentioned above, if the majority of outstanding shares (as defined in the 1940 Act) of each of KFYP and KEMP have not approved the New Advisory Agreement by the time of the Closing, the Interim Advisory Agreement for each Fund will become effective upon the Closing to allow for additional time to solicit shareholder approval of the New Advisory Agreement for those Funds.

If a majority of the outstanding shares (as defined in the 1940 Act) of each of KFYP or KEMP do not approve the New Advisory Agreement within 150 days of the Closing, the Board will consider all options for each Fund, including liquidation. Shareholder approval is not required to liquidate your Fund. Liquidation of your Fund could result in unfavorable tax consequences, depending on when you purchased shares and whether they are held in a tax-favored account. The Board will take any such action as it deems necessary and in the best interests of the Funds and their shareholders.

Proposals 3 and 4: Approval of New Investment Sub-Advisory Agreements for KBA and KCNY

Q.	Why am I being asked to vote on a new investment sub-advisory agreement for KBA and KCNY?

A.
Bosera currently serves as sub-adviser of KBA, and E Fund currently serves as sub-adviser of KCNY. Shareholders of KBA and KCNY are being asked to approve new sub-advisory agreements between Krane and Bosera and E Fund, respectively. Bosera and E Fund are collectively referred to herein as the “Sub-Advisers.”

Pursuant to the terms of the current sub-advisory agreements between Krane and Bosera, on behalf of KBA, and between Krane and E Fund, on behalf of KCNY (collectively, the “Current Sub-Advisory Agreements”), the Current Sub-Advisory Agreements will terminate upon the Closing. To provide for continuity of investment advisory services after the Closing, the shareholders of KBA are being asked to approve a new investment sub-advisory agreement between Krane and Bosera, and the shareholders of KCNY are being asked to approve a new sub-advisory agreement between Krane and E Fund (the “New Sub-Advisory Agreements”). If approved by the shareholders of KBA and KCNY, the New Sub-Advisory Agreements are expected to take effect immediately upon the Closing.

Q.	If Proposals 3 and 4 are approved, how will the New Sub-Advisory Agreements affect me as a shareholder of KBA and/or KCNY?

A.
The approval of the New Sub-Advisory Agreements should have very little, if any, effect on your investment experience as a shareholder of KBA and/or KCNY. The approval of the New Sub-Advisory Agreements are designed to ensure continuous portfolio management services and are not anticipated to result in any material changes to the investment programs for KBA or KCNY. Under the terms of the New Sub-Advisory Agreements, the Sub-Advisers are expected to provide at least substantially the same investment sub-advisory services to KBA and KCNY as they do under the Current Sub-Advisory Agreements.

The Current Sub-Advisory Agreements and New Sub-Advisory Agreements differ slightly, including that the New Sub-Advisory Agreements: (1) include new effective dates; (2) include additional representations and obligations regarding the Sub-Advisers’ compliance with applicable law and regulations; (3) require the Sub-Advisers to assist Krane and any other service provider in connection with any securities lending-related activities by the Funds; and (4) clarify the compensation paid by Krane to the Sub-Advisers. The terms of the New Sub-Advisory Agreements are described in more detail in the Proxy Statement.

Q.	Will KBA or KCNY’s fees for investment sub-advisory services increase?

A.
No. First, Krane, and not the Funds, pays the Sub-Advisers. Second, although the New Sub-Advisory Agreements clarify the compensation structure, the compensation itself is not expected to change under the New Sub-Advisory Agreements.

Q.	What happens if Proposals 3 and/or 4 are not approved by shareholders of KBA and KCNY?

A.
If the New Sub-Advisory Agreements are not approved by the shareholders of KBA and KCNY, the Board will consider all alternatives available to KBA and KCNY, including approving interim investment sub-advisory agreements for KBA and/or KCNY and/or resubmitting the New Sub-Advisory Agreements for consideration by shareholders. The Board will take any such action as it deems necessary and in the best interests of the Funds and their shareholders.

KraneShares Trust
1270 Avenue of the Americas
22nd Floor
New York, NY 10020

KraneShares Bosera MSCI China A Share ETF	KraneShares Zacks New China ETF	KraneShares CSI China Internet ETF	KraneShares E Fund China Commercial Paper ETF
KraneShares FTSE Emerging Markets Plus ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 31, 2017 AT 2:00 P.M., EASTERN TIME

To Shareholders:

NOTICE IS HEREBY GIVEN that KraneShares Trust (the “Trust”), on behalf of each of the series named above (the “Funds”), will hold a special meeting of their shareholders at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020, on August 31, 2017, at 2:00 p.m., Eastern Time (the “Meeting”) for the following purposes:

(1)	To elect two new Trustees to serve on the Board of Trustees (the “Board”) of the Trust.

Shareholders may also be asked to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board recommends that you vote “FOR” Proposal 1.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of any Fund listed above as of the close of business on July 21, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 31, 2017 at 2:00 p.m., Eastern Time or any adjournment or postponement thereof. This Notice and the Proxy Statement are available on the Internet at www.proxyonline.com/docs/KraneSharesProxy. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE VOTE EVEN IF YOU SOLD YOUR SHARES AFTER JULY 21, 2017.

In addition to voting in person at the Meeting, you can vote as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Ballot(s) at hand.	(1) Read the Proxy Statement and have your Proxy Ballot(s) at hand.
(2) Call the toll-free number that appears on your Proxy Ballot(s).	(2) Go to the website that appears on your Proxy Ballot(s).
(3) Enter the control number set forth on the Proxy Ballot(s) and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Ballot(s) and follow the simple instructions.

If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Ballot(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. You may receive more than one set of proxy materials. Please be sure to vote each proxy ballot you receive.

AST Fund Solutions (the “Proxy Solicitor”), the Funds’ proxy solicitor, is available to assist you if you have any questions about the proposal or the voting instructions. Please contact the Proxy Solicitor at (877) 283-0320. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees of KraneShares Trust,

Jonathan Krane Principal Executive Officer

July 26, 2017

KraneShares Trust
1270 Avenue of the Americas
22nd Floor
New York, NY 10020

KraneShares Bosera MSCI China A Share ETF	KraneShares Zacks New China ETF	KraneShares CSI China Internet ETF	KraneShares E Fund China Commercial Paper ETF
KraneShares FTSE Emerging Markets Plus ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 31, 2017 AT 2:30 P.M., EASTERN TIME

To Shareholders:

NOTICE IS HEREBY GIVEN that KraneShares Trust (the “Trust”), on behalf of each of the series named above (the “Funds”), will hold a special meeting of their shareholders at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020, on August 31, 2017 at 2:30 p.m., Eastern Time (the “Meeting”) for the following purposes:

(2)	To approve a new investment advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust on behalf of each Fund;

(3)	(KraneShares Bosera MSCI China A Share ETF only) To approve a new investment sub-advisory agreement between Krane and Bosera Asset Management (International) Co., Limited; and

(4)	(KraneShares E Fund China Commercial Paper ETF only) To approve a new investment sub-advisory agreement between Krane and E Fund Management (Hong Kong) Co., Limited.

Shareholders may also be asked to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board recommends that you vote “FOR” Proposal 2, Proposal 3 and Proposal 4.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of any Fund listed above at the close of business on July 21, 2017.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 31, 2017 at 2:30 p.m., Eastern Time or any adjournment or postponement thereof. This Notice and the Proxy Statement are available on the Internet at www.proxyonline.com/docs/KraneSharesProxy. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE VOTE EVEN IF YOU SOLD YOUR SHARES AFTER JULY 21, 2017.

In addition to voting in person at the Meeting, you can vote as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Ballot(s) at hand.	(1) Read the Proxy Statement and have your Proxy Ballot(s) at hand.
(2) Call the toll-free number that appears on your Proxy Ballot(s).	(2) Go to the website that appears on your Proxy Ballot(s).
(3) Enter the control number set forth on the Proxy Ballot(s) and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Ballot(s) and follow the simple instructions.

If you wish to vote by mail, please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Ballot(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. You may receive more than one set of proxy materials. Please be sure to vote each proxy ballot you receive.

AST Fund Solutions (the “Proxy Solicitor”), the Funds’ proxy solicitor, is available to assist you if you have any questions about the proposal or the voting instructions. Please contact the Proxy Solicitor at (877) 283-0320. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees of KraneShares Trust,

Jonathan Krane Principal Executive Officer

July 26, 2017

KraneShares Trust
1270 Avenue of the Americas
22nd Floor
New York, NY 10020

KraneShares Bosera MSCI China A Share ETF	KraneShares Zacks New China ETF	KraneShares CSI China Internet ETF	KraneShares E Fund China Commercial Paper ETF
KraneShares FTSE Emerging Markets Plus ETF

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2017

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (the “Board”) of KraneShares Trust (the “Trust”), on behalf of each series named above (each, a “Fund” and collectively, the “Funds”), to be voted at two Special Meetings of shareholders to be held on August 31, 2017, at the offices of Krane Funds Advisors, LLC (“Krane”) at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020. The first Meeting will be held at 2:00 p.m., Eastern Time (“First Meeting”) and the second Meeting will be held at 2:30 p.m., Eastern Time (“Second Meeting”), for the purposes set forth below and described in greater detail in this Proxy Statement. (These special meetings and any related adjournments or postponements are referred to in the Proxy Statement collectively as the “Meetings.”) This Proxy Statement, along with the Notices of Special Meeting of Shareholders and Proxy Ballot(s), is first being mailed to shareholders of the Funds on or about July 26, 2017.

The following Proposals will be considered by each Fund (except as otherwise noted), voting separately, and acted upon at each Meeting:

Proposal	Page
First Meeting
(1) To elect two new Trustees to serve on the Board (each, a “Trustee Candidate” and collectively, the “Trustee Candidates”).	__
Shareholders may also be asked to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Second Meeting
(2) To approve a new investment advisory agreement between Krane and the Trust on behalf of each Fund.	__
(3) (KraneShares Bosera MSCI China A Share ETF only) To approve a new investment sub-advisory agreement between Krane and Bosera Asset Management (International) Co., Limited (“Bosera”).	__
(4) (KraneShares E Fund China Commercial Paper ETF only) To approve a new investment sub-advisory agreement between Krane and E Fund Management (Hong Kong) Co., Limited (“E Fund”).	__
Shareholders may also be asked to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

OVERVIEW

The Trust was organized as a Delaware statutory trust on February 3, 2012 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Proxy Statement is being provided to shareholders of all Funds of the Trust as set forth in the following table:

KraneShares Bosera MSCI China A Share ETF (“KBA”)	KraneShares Zacks New China ETF (“KYFP”)	KraneShares CSI China Internet ETF (“KWEB”)	KraneShares E Fund China Commercial Paper ETF (“KCNY”)
KraneShares FTSE Emerging Markets Plus ETF (“KEMP”)

The Board has determined that the use of this Proxy Statement for the Meetings is in the best interests of the Trust and its shareholders in light of the nature of the matters being considered and voted on by the shareholders of the Trust.

First Meeting

Under Proposal 1, you are being asked to elect the Trustee Candidates.

Second Meeting

Under Proposal 2, you are being asked to approve a new investment advisory agreement between Krane and the Trust on behalf of each Fund.

Under Proposal 3, the shareholders of KBA are being asked to approve a new investment sub-advisory agreement between Krane and Bosera on behalf of KBA.

Under Proposal 4, the shareholders of KCNY are being asked to approve a new investment sub-advisory agreement between Krane and E Fund on behalf of KCNY.

At both Meetings, Shareholders may also be asked to transact such other business as may properly come before the Meetings and any adjournments or postponements thereof.

VOTING INFORMATION

Shareholders of each Fund are entitled to one vote for each Fund share held beneficially with respect to each Meeting. Shareholders of record of each Fund as of the close of business on July 21, 2017 (the “Record Date”), are entitled to vote at the Meetings. All properly executed and unrevoked proxies received in time for the Meetings will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” each Proposal and “FOR” or “AGAINST” any other business that may properly arise at the Meetings, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Principal Executive Officer of the Funds (the “Principal Executive Officer”). To be effective, such revocation must be received by the Principal Executive Officer prior to each Meeting and must indicate the shareholder’s name and account number. In addition, although mere attendance at the Meetings will not revoke a proxy, a shareholder present at the Meetings may withdraw his or her proxy by voting in person.

The number of shares of each Fund issued and outstanding as of the Record Date is included in Exhibit A. Information regarding the percentage ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned of record and/or beneficially 5% or more of the outstanding shares of the Funds is included in Exhibit B. Information regarding the management of the Trust, Krane’s directors and officers, Bosera’s directors and officers and E Fund’s directors and officers, including information regarding any interest by the Trustees and Trust officers in the transaction described in Proposal 2, is set forth in Exhibit C.

Quorum and Adjournment

With respect to Proposal 1, the presence, in person or by proxy, of one-third of the outstanding shares of the Trust entitled to vote at the First Meeting will constitute a quorum. With respect to Proposals 2, 3 and 4, the presence, in person or by proxy, of one-third of the total outstanding shares of each Fund entitled to vote at the Second Meeting will constitute a quorum. In the absence of a quorum or in the event that a quorum is present at each Meeting but votes sufficient to approve a Proposal to be considered at the Meeting are not received, a majority of the shares voted in person or by proxy may adjourn the Meeting to permit further solicitation of proxies. In the event of an adjournment, each Meeting may be held as adjourned without further notice (other than announcement at the Meetings), until a quorum shall be present or represented to a date not more than 11 months after the original record date. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. A shareholder vote may be taken on each Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Solicitation of Proxies

The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Funds’ officers or employees or representatives of Krane, or by a proxy soliciting firm retained by Krane. Krane has retained AST Fund Solutions (the “Proxy Solicitor”), as proxy solicitor, to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. Among other services, Proxy Solicitor will provide proxy consulting, mailing, tabulation and solicitation services. The cost of retaining Proxy Solicitor is estimated to be $140,000-$180,000, excluding printing and mailing costs. However, these costs will vary depending on the number of solicitations made. The Funds’ officers, and those employees and representatives of Krane who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining the Proxy Solicitor, will be borne by Krane and/or the Acquirer, and will not be borne by the Funds. In addition, the Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Krane and/or the Acquirer may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareholder Reports

The most recent annual reports of the Funds, including financial statements, for the fiscal year ended March 31, 2017 have been mailed previously to shareholders. If you would like to receive additional copies of the shareholder report free of charge, or copies of any previous or subsequent shareholder reports, please contact KraneShares Trust, 1270 Avenue of the Americas, 22nd Floor, New York, NY 10020 or call 1-855-857-2638 (toll free).

Householding

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of any Fund’s most recent annual report to shareholders, free of charge, call 1-855-857-2638 between the hours of 8:30 a.m. and 6:00 p.m., Eastern Time on days the Funds are open for business or contact the financial institution through which you hold your shares.

Required Vote

Shareholders of the Trust will vote at the First Meeting as a single class on Proposal 1. The Trustee Candidates who receive the vote of a plurality of the outstanding voting shares of the Trust cast at the First Meeting shall be elected, provided a quorum is present. There shall be no cumulative voting for the election of the Trustee Candidates.

Approval of Proposals 2, 3 and 4 at the Second Meeting will be determined separately for each affected Fund. Assuming the presence of a quorum of a Fund’s shares, approval of Proposals 2, 3 and 4 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (the “1940 Act Majority”) of each affected Fund. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (i) the affirmative vote of 67% or more of the shares of such Fund present at that Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (ii) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at each applicable Meeting for quorum purposes but will not be voted for or against any Proposal. Accordingly, abstentions and broker non-votes will effectively be a vote AGAINST Proposals 2, 3 and 4 for which the required vote is an affirmative percentage of the shares of each Fund present at the Second Meeting or outstanding. Abstentions and broker non-votes will not have an effect on Proposal 1, which requires a plurality of the votes cast.

FIRST MEETING

PROPOSAL 1:
ELECTION OF
NEW TRUSTEES
TO SERVE ON THE BOARD

Shareholders of each Fund are being asked to elect two candidates to serve as Trustees on the Board. The election of two Trustee Candidates is sought so that, during the three-year period after the Transaction described in Proposal 2, at least 75% of the members of the Board will not be “interested persons” (as defined in the 1940 Act) of the Trust.

Who Are the Trustee Candidates and What Are Their Qualifications?

Based on the approvals and recommendations of the Nominating Committee, the Board has nominated two Trustee Candidates: Patrick Campo and Cregg Watner. The Nominating Committee identified Trustee nominees on its own and received input from Krane. Each Trustee Candidate has consented to being named in this Proxy Statement and indicated his willingness to serve if elected. Information regarding the Trustee Candidates is provided below:

Name, Address and Year of Birth of Trustee Candidate	Position to be Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex To Be Overseen by Trustee Candidate	Other Directorships Held by Trustee Candidate
Cregg L. Watner 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 (1976)	Trustee**	From April 2016 to December 2016, Portfolio Manager, Genesis Capital Partners, LLC; from 2011 to February 2016, Portfolio Manager, Sycamore Lane Partners LLC.	5	None.
Patrick P. Campo 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 (1970)	Trustee**	From 2013 to present, Director of Long Short Equity, Titan Advisors; from 2009 to 2013, Director of Hedge Fund Research, Alternative Investment Management, LLC.	5	None.

**
Each Trustee Candidate elected will serve as Trustee for the life of the Trust or until retirement, removal or their office is terminated pursuant to the Trust’s Amended and Restated Declaration of Trust.

The Board has concluded that the Trustee Candidates should serve on the Board because of their ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information they may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. Information about certain of the specific qualifications and experience of each Trustee Candidate relevant to the Board’s conclusion that he should serve as a Trustee is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee Candidate that the Board believes support a conclusion that the Trustee Candidates should serve as Trustees in light of the Trust’s business activities and structure.

The Board has concluded that Patrick Campo should serve as Trustee because of the experience he has gained working in the investment management industry over many years. In particular, Mr. Campo currently serves as the director of certain investment strategies managed by an investment adviser and contributes to the portfolio construction process for all products offered by that investment adviser. In addition, Mr. Campo previously served as partner and head of research for another investment adviser. The knowledge Mr. Campo has gained over these years working in the investment management industry and his day-to-day work in managing successful investment advisory firms qualify him to serve as Trustee of the Trust.

The Board has concluded that Cregg Watner should serve as Trustee also because of the experience he has gained working in the investment management industry. In particular, Mr. Watner has served as a portfolio manager at different investment advisory firms. The knowledge Mr. Watner has gained over the years working in the investment management industry and his day-to-day work in managing portfolios qualify him to serve as Trustee of the Trust.

No Trustee Candidate has engaged in any purchase or sale of securities of Krane or its parent, or the subsidiaries of either, in excess of 1% of the outstanding securities of any class of securities of Krane or its parent, or the subsidiaries of either, since the beginning of the most recently completed fiscal year ended March 31, 2017. As of March 31, 2017, none of the Trustee Candidates or members of their immediate family, beneficially owns or owns of record securities representing interests in Krane, any Sub-Adviser or distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee Candidate’s spouse, children residing in the Trustee Candidate’s household and dependents of the Trustee Candidate.

How Are Nominees for Trustee Identified and Evaluated?

The Nominating Committee is responsible for the selection and nomination of the Trust’s Trustees. Each Independent Trustee serves on the Nominating Committee.

In connection with the identification, selection and nomination of candidates to the Board, the Nominating Committee evaluates the qualifications of candidates for Board membership and, with respect to Independent Trustee Candidates, their independence from the Trust’s investment adviser and other principal service providers. Persons selected as “Independent Trustees” must not be “interested persons” as defined under the 1940 Act and must meet any independence requirements of any exchange on which shares of the Trust are listed. The Board has adopted a written charter for the Nominating Committee, which is attached to this Proxy Statement as Exhibit E. The Board has not adopted a formal diversity policy at this time.

How Long Can Trustees Serve on the Board?

Each Trustee serves for the life of the Trust or until retirement, removal or their office is terminated pursuant to the Trust’s Amended and Restated Declaration of Trust. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal. Shareholders have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by the shareholders.

How is the Board Structured?

The current members of the Board are Jonathan Krane, John Ferguson and Matthew Stroyman. During the past fiscal year, no Trustee has resigned or declined to stand for re-election. The Chairman of the Board, Jonathan Krane, who also serves as the principal executive officer of the Trust, is an “interested person” of the Trust as that term is defined in the 1940 Act, by virtue of his equity interest in and position with Krane. No single Independent Trustee serves as a lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics of the Trust and its operations. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees currently constitute two-thirds (67%) of the Board, the fact that the Audit Committee is composed of the Independent Trustees, and the number of funds (and classes of shares) overseen by the Board.

The Board has established two standing committees: the Audit Committee and the Nominating Committee. Each Independent Trustee is a member of each Committee.

The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the review of any significant disputes regarding financial reporting between Trust management and such independent auditors. Under the terms of the Audit Committee charter adopted by the Board, the Audit Committee is authorized to, among other things, (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the independent audit of the Trust’s financial statements; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The written charter for the Audit Committee, as adopted by the Board of the Trust, is attached to this Proxy Statement as Exhibit D. During the fiscal year ended March 31, 2017, the Audit Committee held three meetings.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust. The function of the QLCC is to receive, review and recommend resolution with respect to any report made or referred to the QLCC by an attorney, of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee, or agent of the Trust. The QLCC meets as needed.

Finally, the principal responsibilities of the Nominating Committee are to (i) identify, select and nominate the appropriate number of candidates for election or appointment as members of the Board and (ii) recommend any appropriate changes to the Board for consideration. The Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees and does not consider nominations for the office of Trustee made by Trust stockholders. The Board of the Trust has adopted a written charter for the Nominating Committee, which is attached to this Proxy Statement as Exhibit E. During the fiscal year ended March 31, 2017, the Nominating Committee held no meetings.

What Are the Responsibilities of the Board with Respect to the Funds?

The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board considers and approves contracts under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as Krane, the Trust’s distributor and its administrator. The Board oversees the Trust’s service providers and overall risk management. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee, the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operations of the Trust and Funds. Krane, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board performs its risk management oversight directly and, as to certain matters, through its committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, the Funds’ risks include, among others, investment risk, liquidity risk, valuation risk and operational risk. The Funds’ service providers, including Krane, are responsible for adopting policies, procedures and controls designed to address various risks within their purview. The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. In addition to reports from Krane, the Board also receives reports regarding other service providers to the Trust on a periodic or regular basis.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by Krane and receives information from them on a periodic basis. In connection with its consideration of whether to approve and/or renew the advisory agreement with Krane, as applicable, the Board requests information allowing the Board to review such services. The Board also receives reports related to Krane’s adherence to the Fund’s investment restrictions and compliance with the stated policies of the Funds. In addition, the Board regularly receives information about the Funds’ performance and investments.

The Trust’s Chief Compliance Officer (“CCO”) meets regularly with the Board to review and discuss compliance and other issues. At least annually, the CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including Krane. The report generally seeks to address: the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board normally also receives reports from the Trust’s service providers regarding Fund operations, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on certain areas of risk to the Trust and the Trust’s internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Funds, it may not be made aware of all relevant information about certain risks. Most of the Trust’s investment management and business affairs are carried out by or through Krane and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

How Often Does the Board Meet?

During the fiscal year ended March 31, 2017, the Board held five meetings, including regularly scheduled and special meetings. During the fiscal year ended March 31, 2017, each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings; and (ii) the total number of meetings held by all committees on which he served.

The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meetings.

What Is the Share Ownership of the Trustees and Trustee Candidates in the Funds?

As of March 31, 2017, none of the Trustees of the Trust or Trustee Candidates beneficially owned shares of the Funds. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

What Are the Trustees Paid for Their Services?

Each Independent Trustee may be compensated for their service as Trustee or as a member of a committee of Trustees, or as chairman of a committee by fixed periodic payments or by fees for attendance at meetings or by both, and in addition may be reimbursed for transportation and other expenses. Trustees who are “interested persons” of Krane are not compensated by the Trust for their service as a Trustee.

The table below sets forth the fees paid to the current Trustees by the Funds during the fiscal year ended March 31, 2017.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Jonathan Krane	$ 0	$ 0	$ 0	$ 0
John Ferguson	$ 40,000	$ 0	$ 0	$ 40,000
Matthew Stroyman	$ 40,000	$ 0	$ 0	$ 40,000

Mr. Krane is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee. None of the officers of the Trust have received aggregate compensation from the Trust nor accrued or received any retirement or pension benefits as part of Trust expenses.

What Vote Is Required by Shareholders to Approve Proposal 1?

Shareholders of the Trust will vote collectively as a single class on the election of the Trustee Candidates. To be elected as Trustees, the Trustee Candidates each must receive a plurality of the outstanding voting shares of the Trust cast at the First Meeting, provided a quorum is present. The approval of one Trustee Candidate is not contingent on the approval of the other.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSAL 1

SECOND MEETING

PROPOSAL 2:
APPROVAL OF
NEW INVESTMENT ADVISORY AGREEMENT
WITH KRANE

Shareholders of each Fund are being asked to approve a new investment advisory agreement between the Trust on behalf of their Fund(s) and Krane (the “New Advisory Agreement”).

Why Are Shareholders Being Asked to Approve a New Investment Advisory Agreement?

Krane, your Fund’s investment adviser and certain owners thereof, recently entered into an agreement (the “Agreement”) with China International Capital Corporation (USA) Holdings Inc. (the “Acquirer”), a wholly-owned subsidiary of China International Capital Corporation (Hong Kong) Limited (“CICC”), pursuant to which the capital structure and current control persons of Krane will change as the Acquirer will acquire a controlling interest in Krane (the “Transaction”). The Acquirer is domiciled in the United States, CICC is domiciled in Hong Kong and is a wholly-owned subsidiary of China International Capital Corporation Limited, which is one of China’s leading investment banking firms and is domiciled in mainland China.

Pursuant to the terms of the Transaction, the Acquirer will acquire 50.1% of the newly issued and outstanding limited liability company interests in Krane (the “Interests”), which is expected to become effective at 9:00 a.m., Eastern Time on the fifth (5th) business day following the satisfaction or waiver of the conditions set forth in the Agreement (the “Closing”). Prior to the Closing, all current voting interests in Krane and rights under currently outstanding convertible notes issued by Krane will be assigned to an entity owning 100% of the voting interests in Krane (the “Seller”), and the outstanding convertible notes issued by Krane will be converted into equity of the Seller. The consideration for the Interests will be made in two installments, the first by a one-time payment by wire transfer within five (5) days after signing the Agreement and the second by a one-time payment by wire transfer at least three (3) business days prior to the Closing. The consideration will be allocated among the interest holders of Krane and the Seller in a manner consistent with applicable allocation rules and the applicable governing documents.

The address of Krane is 1270 Avenue of the Americas, 22nd Floor, New York, NY 10020.

The Closing will result in a change in control of Krane which will result in an “assignment” under the 1940 Act of the current investment advisory agreement (the “Current Advisory Agreement”) between Krane and the Trust, on behalf of each Fund. As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment and, thus, the Current Advisory Agreement will terminate upon the Closing.

To ensure that the management of your Fund will continue without any interruption following the Closing, the shareholders of each Fund are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, which was unanimously approved by the Board, including the Independent Trustees, subject to shareholder approval, Krane will provide the same management and investment advisory services to each Fund on substantially the same terms as under the Current Advisory Agreement, except as set forth herein. Like the Current Advisory Agreement, the New Advisory Agreement provides for a “unitary” fee arrangement. In the “unitary” fee arrangement, each Fund agrees to pay Krane an investment advisory fee based on the average daily value of its net assets and Krane agrees to pay all expenses incurred by the Fund, except for (i) interest and tax expenses, (ii) portfolio transaction expenses (including brokerage commissions and short sale dividend and interest expenses), (iii) expenses incurred by any Fund under a distribution plan adopted pursuant to Rule 12b-1, (iv) Acquired Fund Fees and Expenses, (v) compensation payable to Krane as an advisory fee, (vi) compensation and expenses of the Independent Trustees and their counsel and (vii) litigation and other extraordinary expenses.

The New Advisory Agreement, however, explicitly requires Krane to provide, and allows Krane to receive compensation for providing, approved securities lending-related services to the Funds, and clarifies that fees and expenses related to the Funds’ securities lending activities reduce the gross revenues and income of the Funds from such activities and are not fees and expenses covered by the Funds’ “unitary” fee arrangement for which Krane is responsible. Krane believes securities lending could benefit the Funds by providing them with additional income. Other differences to the New Advisory Agreement include a new effective date.

Under the New Advisory Agreement, Krane will otherwise continue to provide the same management and investment advisory services to each Fund, and, except as noted above, the New Advisory Agreement will not result in any change in the advisory fees paid by any of the Funds. The Transaction will not result in any change in the investment objectives of any Fund and no other changes to the organization or structure of the Funds are currently expected as a result of the Transaction. Further, the current personnel performing and overseeing the Funds’ investment programs at Krane, Bosera and E Fund, as applicable, are expected to continue to manage the Funds following the Closing. However, there can be no assurance that these personnel will remain employed by Krane, Bosera or E Fund, as applicable, or that Krane, Bosera or E Fund, as applicable, will not engage new employees to serve as portfolio managers.

The advisory fees paid by each Fund under the New Advisory Agreement also will remain unchanged, except that, under the New Advisory Agreement, Krane will be entitled to receive 10% of the net monthly investment income (i.e., after payment of any amounts to the custodian and/or securities lending agent or rebated to borrowers), if any, received by each Fund from the Fund’s securities lending-related activities. Krane will not receive any fees related to the Funds’ securities lending activities, however, from Funds that do not engage in securities lending or from Funds whose securities lending activities do not produce net monthly investment income. The Board will continue to evaluate the fairness of the compensation received by Krane from the Funds as required by law and Krane may choose to waive a portion of its compensation under the New Advisory Agreement in addition to the other waivers described below.

Krane has agreed to enter into new contractual expense reimbursement/fee waiver arrangements for KBA, KCNY and KEMP, which are currently the only Funds subject to contractual expense reimbursement/fee waiver arrangements, that would remain in effect for two years beyond the date of the Closing. Under the new expense limitation/fee waiver agreements, Krane will continue to waive its advisory fee charged to KBA by 20 basis points, its advisory fee charged to KCNY by 12 basis points and its advisory fee charged to KEMP by the amount of any acquired fund fees and expenses incurred by the Fund that are attributable to the Fund’s investment in KBA. For your reference, the New Expense Limitation Agreements are included as Exhibit F.

The Closing is conditioned upon, among other matters, the majority of outstanding shares (as defined in the 1940 Act) of each of KWEB, KBA and KCNY approving the New Advisory Agreement. Therefore, it is possible that the change of control of Krane may occur without the shareholders of KFYP and KEMP having approved the New Advisory Agreement. If the majority of outstanding shares (as defined in the 1940 Act) of KFYP or KEMP have not approved the New Advisory Agreement by the time of the Closing, upon which the Current Advisory Agreement will terminate, the Board has approved an interim investment advisory agreement (the “Interim Advisory Agreement”) for each of KFYP and KEMP that will become effective upon Closing. The terms of the Interim Advisory Agreement for KFYP and KEMP are substantially the same as the terms in the Current Advisory Agreement with respect to each such Fund, except as required by applicable SEC regulations and the effective date.

If approved by shareholders of a Fund, the New Advisory Agreement is expected to become effective immediately upon the Closing.

What Services Does Krane Provide to the Funds?

Krane serves as the investment adviser to the Funds. As described in more detail below, Krane performs, or arranges for the performance of, the management and other related services necessary for the operation of each Fund. In addition, subject to the supervision, direction and approval of the Board, Krane also conducts, or causes to be conducted, a continual program of investment, evaluation, sale and reinvestment of each Fund’s assets. In carrying out its responsibilities to each Fund, Krane may delegate certain services to sub-advisers at its own cost and expense. In this regard, Bosera currently serves as sub-adviser of KBA, and E Fund currently serves as sub-adviser of KCNY. Krane is also bears many of the fees and expenses necessary for the Funds’ operations under a “unitary” fee arrangement.

Under the New Advisory Agreement, Krane will also provide securities lending-related services to Funds that engage in such activities. Lending portfolio securities would be designed to generate additional income for the Funds engaged in such activities. A Fund that engages in securities lending, however, bears the risk that it may fail to earn sufficient income on its investment of cash collateral to cover related custodian and securities lending agent fees and/or meet its payment obligations to borrowers. Should a borrower of the securities fail financially, the Fund may experience delays or difficulties in recovering the loaned securities or exercising its rights in the collateral.

What Are the Material Terms of the New Advisory Agreement and Interim Advisory Agreement?

New Advisory Agreement

The Current Advisory Agreement, dated November 8, 2012, between the Trust on behalf of the Funds and Krane was initially approved by the Board and the initial shareholder of each Fund for a term of two years and has been approved at least annually thereafter in accordance with the requirements of the 1940 Act. The Current Advisory Agreement was most recently renewed by the Board on October 5, 2016. A discussion of that approval appears in Exhibit J.

Under the New Advisory Agreement, Krane will provide management and investment advisory services to each Fund. With respect to Krane’s management services, Krane will perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. Krane will provide the Funds with office space, facilities, equipment and necessary personnel, and such other services as Krane, subject to review by the Board, from time to time determines to be necessary or useful to perform its obligations under the New Advisory Agreement. Krane, on behalf of the Funds, will conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable by Krane. Krane will prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. Krane generally will monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Funds under the federal securities laws. Krane will make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it determines to be desirable.

With respect to Krane’s investment advisory services, subject to the supervision, direction and approval of the Board, Krane will conduct, or cause to be conducted, a continual program of investment, evaluation, sale and reinvestment of each Fund’s assets. Krane is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with Krane’s management of the assets of the Funds (in such respect, and only for this limited purpose, Krane will act as the Funds’ agent and attorney-in-fact); and (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds. Krane will in general take such action as it deems appropriate to effectively manage each Fund’s investment practices.

In carrying out its responsibilities described above, Krane may delegate responsibilities and duties to sub-advisers at Krane’s own cost and expense. Such arrangements will not reduce the responsibilities or obligations of Krane under the New Advisory Agreement. Krane will supervise and oversee the activities of any such sub-adviser and Krane shall be responsible for the acts and omissions of any such sub-adviser in connection with its performance of Krane’s duties. In addition, Krane has the authority to vote proxies for each Fund’s securities.

The New Advisory Agreement also states that Krane will provide certain securities lending-related services to each Fund that engages in securities lending. Such services may include: (i) assisting the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitoring the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) making recommendations to the Board regarding the Funds’ participation in securities lending; (iv) preparing appropriate periodic reports for, and seeking appropriate periodic approvals from, the Board with respect to securities lending activities, and (v) responding to the Agent’s inquiries concerning its activities.

Under the New Advisory Agreement, the Trust agrees that any entity or person associated with Krane or a sub-adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

The New Advisory Agreement provides that Krane will exercise its best judgment, effort, advice and recommendations in rendering its services to the Trust, and the Trust agrees that neither Krane nor its directors, officers, employees, agents or controlling persons or assigns will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or any act or omission in connection with the matters to which the New Advisory Agreement relates, but will be liable to the Trust or any Fund only for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Advisory Agreement.

The New Advisory Agreement will continue in effect for two years from the initial effective date of the New Advisory Agreement with respect to each Fund, which is expected to be the date of the Closing and the date on which the Current Advisory Agreement is expected to terminate. Thereafter, unless terminated, the New Advisory Agreement will continue thereafter so long as such continuance is specifically approved with respect to the Funds at least annually as required by the 1940 Act. The New Advisory

Agreement for a Fund may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to Krane, and (ii) by Krane upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund). The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the New Advisory Agreement, each Fund is obligated to pay Krane an annual investment advisory fee, equal to the amount set forth in Schedule A to the New Advisory Agreement of the average daily value of each Fund’s net assets. Such fee is calculated daily and paid monthly in arrears. The New Advisory Agreement provides that the value of each Fund’s net assets will be computed in a manner specified in the Fund’s pricing and valuation procedures, as amended from time to time. In addition, under the New Advisory Agreement, as compensation for services provided by Krane in connection with securities lending activities of each Fund, a lending Fund will pay Krane 10% of any net monthly investment income (i.e., after payment of any amounts to the custodian and/or securities lending agent or rebated to borrowers) from such activities.

The New Advisory Agreement provides that Krane agrees to pay for all expenses incurred by each Fund, including any expenses incurred by the Trust and allocated to the Fund except for: interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; expenses incurred in connection with any distribution plan adopted by the Trust in reliance on Rule 12b-1 under the 1940 Act, including distribution fees; Acquired Fund Fees and Expenses (as defined in Form N-1A); the compensation payable to Krane under the New Advisory Agreement; compensation and expenses of the Independent Trustees (including any Independent Trustees’ counsel fees); litigation expenses and any expenses that the Board determines to be extraordinary expenses. The New Advisory Agreement clarifies that any fees and expenses incurred by a Fund in connection with securities lending-related activities reduce the gross revenues or income receivable from such arrangements and are not fees and expenses covered by the Funds’ “unitary” fee arrangement for which Krane is responsible.

A form of the New Advisory Agreement (including schedules of the compensation to be paid to Krane by each Fund) is included as Exhibit G and the discussions of the New Advisory Agreement in this proxy statement are qualified in their entirety by reference thereto.

Exhibit H sets forth the advisory fees paid to Krane by each Fund for the fiscal year ended March 31, 2017 (before and after taking into account any expense limitations/fee waivers), and indicates contractual waivers or reimbursements, if any, made by Krane with respect to the contractual advisory fee rates. With respect to each Fund, any change to the fee waivers pursuant to expense limitation/fee waiver agreements between the Trust and Krane may be made at any time by approval of the Board, and could result in an increase, or a decrease, of the actual effective advisory rates for the Funds.

Interim Advisory Agreement

If the majority of the outstanding shares (as defined in the 1940 Act) of each of KFYP and KEMP have not yet approved the New Advisory Agreement by the time of the Closing, upon which the Current Advisory Agreement will terminate, the Board has approved the Interim Advisory Agreement for each of KFYP and KEMP that will become effective upon Closing to allow for additional time to solicit shareholder approval of the New Advisory Agreement for those Funds.

The terms of the Interim Advisory Agreement are substantially the same as the terms in the Current Advisory Agreement, except for the effective date. In addition, pursuant to SEC rules, the Interim Advisory Agreement provides that: (1) it may remain in effect for a period of up to 150 days; (2) Krane’s fees earned will be escrowed with a Fund’s custodian or bank until the earlier of the end of the 150-day period or the effective date of the New Advisory Agreement for a Fund; (3) if shareholders do not approve the New Advisory Agreement within 150 days of the Closing, Krane will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing under the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (b) the total amount in the escrow account (plus interest earned); and (4) the Board or the shareholders of KFYP and KEMP may terminate the Interim Advisory Agreement without penalty upon 10 days’ notice.

A form of the Interim Advisory Agreement (including schedules of the compensation to be paid to Krane by each of KFYP and KEMP) is included as Exhibit I and the discussions of the Interim Advisory Agreement in this proxy statement are qualified in their entirety by reference thereto.

What Was the Board’s Process for Considering the Transaction?

The Board received information regarding the Transaction over the span of several meetings and from Krane outside of the meetings. On June 7, 2017, the Board held a special in-person meeting principally focused on the consideration of the Transaction and the effect that the Transaction would have on the Funds and Krane (the “Board Meeting”). Throughout this process, the Independent Trustees were advised by independent legal counsel. At the Board Meeting, the Trustees met both with and without representatives of Krane to consider the Transaction, the New Advisory Agreement and the Interim Advisory Agreement.

In advance of the Board Meeting, the Board requested and received information from Krane regarding the Transaction, the New Advisory Agreement and the Interim Advisory Agreement. During the Board Meeting, Krane’s representatives identified the Acquirer as, in their view, a highly desirable partner and outlined the Acquirer and its parent company’s business operations, highlighting the opportunities that they believed could be realized from the Transaction. In addition, representatives for Krane answered questions posed by the Board regarding the financial terms of the Transaction.

What Did the Board Consider in Approving the New Advisory Agreement?

In connection with their approval of the New Advisory Agreement at the Board Meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, prepared written inquiries to Krane regarding the Transaction. The Board received and reviewed the information furnished by Krane in response to the requests of the Independent Trustees. The Board considered, among other matters:

(1)	The terms of the New Advisory Agreement and Current Advisory Agreement and the differences between them;

(2)
Krane’s representation that no material changes will occur with respect to the nature, quality and extent of its services to the Funds as a result from the Transaction and the New Advisory Agreement, except that Krane will provide, and receive compensation for providing securities lending-related services to the Funds that engage in securities lending and while the securities lending-related fees and expenses incurred by the Funds may reduce their income from securities lending, such fees and expenses will not be covered by the Funds’ “unitary” fees for which Krane is responsible;

(3)	The compensation payable by each Fund under the New Advisory Agreement;

(4)	A summary of the material terms of the Transaction;

(5)	The information regarding the Acquirer and the nature of its businesses;

(6)	The organization of Krane and its affiliates after the Transaction;

(7)	The impact of the Transaction on Krane’s financial condition;

(8)
For at least two years from the Closing, Krane will continue to waive its advisory fee charged to KBA by 20 basis points, its advisory fee charged to KCNY by 12 basis points and its advisory fee charged to KEMP by the amount of any acquired fund fees and expenses incurred by the Fund that are attributable to the Fund’s investment in KBA;

(9)	Krane’s representation that no material changes are currently contemplated in the responsibilities of key personnel of Krane;

(10)	That Krane does not believe that the Transaction will adversely affect the services it provides to the Funds;

(11)	That there are not expected to be changes in the economies of scale of the services Krane provides to the Funds as a result of the Transaction;

(12)	The benefits, if any, accrued by Krane and its affiliates from the Funds as a result of the Transaction;

(13)
That Krane and the Acquirer have agreed that they will comply with the safe harbor provisions of Section 15(f), including that no “unfair burden” will be imposed on the Funds for at least two years from the Closing; and

(14)	That shareholders will not bear any costs in connection with this Proxy Statement and related shareholder solicitations.

In addition, the Board considered representations by Krane that the approval of the New Advisory Agreement would be necessary for the Funds to continue receiving investment advisory services from Krane following the Closing.

In addition, the Board considered information provided to it at an in-person meeting on October 5, 2016, about Krane and the Funds in connection with the Board’s annual approval of the Current Advisory Agreement. More specifically, the Trustees requested and received information that included, among other things: (1) the nature, quality and extent of services provided to the Funds by Krane; (2) the investment performance of each Fund over various time periods as compared to its relevant underlying index and a comparable group of funds (“Peer Group”); (3) the compensation paid to Krane and net expense ratio for each Fund as compared to its Peer Group; (4) Krane’s profitability with respect to the Funds; (5) the extent to which Krane receives ancillary benefits from the Funds’ operations, including soft dollar transactions; and (6) the extent to which the Funds realize economies of scale. The Board requested and received information at the Board Meeting on June 7, 2017 regarding material changes to the information provided by Krane for the October 5, 2016 meeting and certain other information related to the New Advisory Agreement and the Transaction. The Board also periodically reviews the financial condition of Krane and its ability to continue to provide services and satisfy its commitments to the Funds and their service providers.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel, in connection with the Board meeting, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approval of the New Advisory Agreement.

Based on the foregoing and other relevant considerations, the Board unanimously concluded at the Board Meeting to approve the New Advisory Agreement and Interim Advisory Agreement and to recommend approval of the New Advisory Agreement to shareholders with respect to each Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement and Interim Advisory Agreement were reasonable and fair and that the approval of the New Advisory Agreement and Interim Advisory Agreement was in the best interests of each Fund and its shareholders so as to enable there to be a continuation without interruption of the current services being provided by Krane pursuant to the Current Advisory Agreement. The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Advisory Agreement and Interim Advisory Agreement for any Fund. Although not meant to be all-inclusive, Exhibit J provides a more fulsome narrative description of certain of the factors that were considered by the Board in deciding to approve the New Advisory Agreement and Interim Advisory Agreement for each Fund at the Board Meeting and also at the Board’s prior renewal of the Current Advisory Agreement on October 5, 2016.

Will the Transaction Fall Within the Safe Harbor of Section 15 of the 1940 Act?

The Transaction will involve the Acquirer obtaining 50.1% of the voting interests in Krane and is expected to close at 9:00 a.m., Eastern Time, on the fifth (5th) business day following the satisfaction or waiver of the conditions set forth in the Agreement. Krane and the Acquirer structured and reviewed the Transaction for conformity with the safe harbor provisions included in Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that the two conditions described below are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Krane of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, the Acquirer has agreed that, for two years after the consummation of the Transaction, it will refrain from imposing, or agreeing to impose, any “unfair burden” on any Fund.

The rate of compensation to be paid by the Funds to Krane under Schedule A of the New Advisory Agreement is the same as that included in Schedule A of the Current Advisory Agreement. In addition, with respect to KBA, KCNY and KEMP, for at least two years from the Closing, Krane will continue to waive its advisory fee charged to KBA by 20 basis points, its advisory fee charged to KCNY by 12 basis points and its advisory fee charged to KEMP by the amount of any acquired fund fees and expenses incurred by the Fund that are attributable to the Fund’s investment in KBA. In addition, although the New Advisory Agreement contains provisions that, among other matters, will entitle Krane to receive 10% of the net monthly investment income (i.e., after payment of any amounts to the custodian and/or securities lending agent or rebated to borrowers), if any, with respect to the Funds’ securities lending-related activities, Krane does not believe this would present an “unfair burden” to the Funds because: (1) Krane will only receive securities lending revenue to the extent a Fund’s securities lending activities, after payment of any amounts to the custodian and/or securities lending agent or rebated to borrowers, generate net investment income for the Fund, and the Fund will also receive income therefrom, which is beneficial to the Fund; and (2) the changes to these provisions in the New Advisory Agreement are not a result of the Transaction or any express or implied conditions or understandings applicable to the Transaction.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the then-current investment adviser or its predecessor. At the present time, two-thirds of the Trustees are classified as Independent Trustees and, following the Transaction and if the Trustee Candidates are elected (as described in Proposal 1 at the First Meeting), 80% of the Trustees will be Independent Trustees. Krane and the Acquirer have confirmed to the Board that they will not take any action that would cause less than 75% of the Trustees to be Independent Trustees for the three-year period after the completion of the Transaction.

What Happens If Proposal 2 Is Not Approved by Shareholders of Each Fund?

If a majority of the outstanding voting securities (as defined in the 1940 Act) (the “1940 Act Majority”) of each Fund do not approve the New Advisory Agreement, the Board will consider different options for each Fund, including resubmitting the New Advisory Agreement for consideration by shareholders.

The Closing is conditioned upon, among other matters, a 1940 Act Majority of each of KWEB, KBA and KCNY approving the New Advisory Agreement. It is possible that the change of control of Krane may occur without the shareholders of KFYP and KEMP having yet approved the New Advisory Agreement. If a 1940 Act Majority of each of KFYP and KEMP has not approved the New Advisory Agreement by the time of the Closing, upon which the Current Advisory Agreement will terminate, the Interim Advisory Agreement will become effective with respect to KFYP and KEMP upon Closing.

If a 1940 Act Majority of KFYP or KEMP has not approved the New Advisory Agreement within 150 days of the Closing, the Board will consider different options for such Fund, including liquidating the Fund at the discretion of the Board. Shareholder approval is not required to liquidate your Fund. Liquidation of your Fund could result in unfavorable tax consequences for some shareholders, depending on when they purchased shares.

What Vote Is Required by Shareholders to Approve Proposal 2?

Approval of the New Advisory Agreement requires the affirmative vote of a 1940 Act Majority of each Fund’s shares. The Board, including the Independent Trustees, has determined that recommending the New Advisory Agreement for each Fund is in the best interests of each Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSAL 2

PROPOSALS 3 AND 4:
APPROVAL OF
NEW SUB-ADVISORY AGREEMENTS

Shareholders of KBA are being asked to approve a new investment sub-advisory agreement between Krane and Bosera on behalf of KBA and the shareholders of KCNY are being asked to approve a new investment sub-advisory agreement between Krane and E Fund on behalf of KCNY. Bosera and E Fund are collectively referred to herein as the “Sub-Advisers.”

Why Are Shareholders Being Asked to Approve New Investment Sub-Advisory Agreements?

Pursuant to the terms of the current sub-advisory agreements between Krane and Bosera on behalf of KBA and between Krane and E Fund on behalf of KCNY (together, the “Current Sub-Advisory Agreements”), the Current Sub-Advisory Agreements will terminate upon the Closing. To provide for continuity of investment advisory services, the shareholders of KBA are being asked to approve a new investment sub-advisory agreement between Krane and Bosera and the shareholders of KCNY are being asked to approve a new sub-advisory agreement between Krane and E Fund (the “New Sub-Advisory Agreements”). If approved by the shareholders of KBA and KCNY, the New Sub-Advisory Agreements are expected to take effect upon the Closing.

What Services Does Krane Provide to the Funds with Sub-Advisers?

Pursuant to the Current Advisory Agreement, Krane is responsible for providing investment management services to the Funds. Subject to the approval of the Board (including a majority of the Independent Trustees) and of the shareholders of the applicable Fund, Krane is permitted to engage sub-advisers to provide investment sub-advisory services to each Fund. When Krane delegates sub-advisory duties to a sub-adviser, Krane continues to have overall supervisory responsibility for the management and investment of the assets of each subadvised Fund, including (a) setting a subadvised Fund’s overall investment strategies, (b) evaluating, selecting, and recommending one or more sub-advisers to manage all or a portion of a subadvised Fund’s assets and (c) implementing procedures reasonably designed to oversee the sub-adviser(s). Subject to review by the Board, Krane monitors and evaluates the performance of all sub-adviser(s). Krane will continue to oversee matters relating to the regulatory reports, compliance, custody of Fund assets, transfer agency in Fund shares and listing of Fund shares on national securities exchanges.

Krane engages in an on-going analysis of the continued advisability of retaining a sub-adviser and makes recommendations to the Board as needed. Krane will also negotiate and renegotiate the terms of the sub-advisory agreements with a sub-adviser, including the fees paid to the sub-adviser, and make recommendations to the Board as needed. Krane will receive an advisory fee from each subadvised Fund and will compensate the sub-advisers directly.

What Services do the Sub-Advisers Provide to the Funds?

Each Sub-Adviser, subject to the supervision of Krane and oversight of the Board, determines the securities and other instruments to be purchased, sold or entered into by the applicable Fund, and places orders with brokers or dealers that they select. The Sub-Advisers are also responsible for managing the relationship with Chinese regulatory authorities and securing Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) allocations for the Funds, which are used to gain access to certain Chinese investments for the Funds. Each Sub-Adviser also decides what portion of the Fund’s assets will be invested or held uninvested in cash. Each Sub-Adviser will keep certain records required by the federal securities laws to be maintained on behalf of the Fund and will maintain the Fund’s compliance with the relevant requirements of the 1940 Act. The Sub-Advisers monitor their respective Fund’s investments and provide periodic reports to the Board and Krane. The Sub-Advisers also make their officers and employees available to Krane and the Board to review the investment performance and investment policies of the respective Funds.

Who Are the Current Sub-Advisers to the Funds?

Bosera, located at Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong, serves as the sub-adviser of KBA. Bosera, a registered investment adviser with the SEC, is a wholly-owned subsidiary of Bosera Asset Management Company Limited, 29/F-30/F, China Merchants Bank Tower, No. 7088 Shennan Road, Futian District, Shenzhen, P.R. China 518040, one of the largest fund management companies in China. Headquartered in Shenzhen, Bosera Asset Management Company Limited was established in 1998, among the first fund houses in China. As of May 31, 2017, the Bosera group managed more than $146 billion in assets for clients in Asia, Europe and North America. The Bosera group seeks to offer expertise and on-the-ground insight into China, servicing and advising institutional and retail investors globally, including sovereign wealth funds, central banks and national pensions. Bosera group also has experience in managing several index funds and ETFs in China. Bosera currently advises two private funds, but these are not viewed as comparable to KBA.

E Fund, located at Suite 3501-02 35F, Two International Finance Center, 8 Finance Street, Central, Hong Kong serves as the sub-adviser of KCNY. E Fund, a registered investment adviser with the SEC, was established in 2008 and is principally engaged in the provision of investment advisory services to corporations, institutions and individual investors. E Fund is a wholly-owned subsidiary of E Fund Management, Co., Limited (“EFMC”), 40-43/F, Bank of Guangzhou Square, No.30 East Zhujiang Road, Zhujiang New Town, Tianhe District, Guangzhou, China, 510620. EFMC, established in 2001, is licensed with the CSRC in China as a fund manager. As of May 31, 2017, EFMC had approximately $162 billion in assets under management, making it one of the largest asset managers in China. E Fund currently advises several foreign funds, but these are not viewed as comparable to KCNY.

How Will the New Sub-Advisory Agreements Affect Me as a Shareholder of KBA and/or KCNY?

The approval of the New Sub-Advisory Agreements should have very little, if any, effect on your investment experience as a shareholder of KBA and/or KCNY. The approval of the New Sub-Advisory Agreements will ensure continuous portfolio management services and is not anticipated to result in any changes to the investment programs for KBA or KCNY, except that the New Sub-Advisory Agreements provide that the Sub-Advisers will assist Krane and any other relevant service providers in connection with any securities lending-related activities by the Funds. In addition, the Sub-Advisers will continue to provide substantially similar investment sub-advisory services to KBA and KCNY, respectively. The Board will continue to monitor the performance of the Sub-Advisers on an ongoing basis. Finally, Krane, not the Funds, will continue to pay all sub-advisory fees.

Will My Fund’s Fees for Investment Sub-Advisory Services Increase?

No. The compensation under the New Sub-Advisory Agreements is substantially the same as the compensation under the Current Sub-Advisory Agreements. The New Sub-Advisory Agreements, however, do clarify the compensation paid by Krane to the Sub-Advisers. In addition, Krane, and not the Funds, is responsible for paying the compensation under the New Sub-Advisory Agreements to the Sub-Advisers.

What Are the Material Terms of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements?

The Current Sub-Advisory Agreements, dated November 8, 2012, between Krane on behalf of KBA and KCNY and the Sub-Advisers was initially approved by the Board and the initial shareholder of each Fund for a term of two years and has been approved at least annually thereafter in accordance with the requirements of the 1940 Act. The Current Sub-Advisory Agreements were most recently renewed by the Board on October 5, 2016.

The proposed New Sub-Advisory Agreements differ from the Current Sub-Advisory Agreements because, among other matters, they: (1) include new effective dates; (2) include additional representations and obligations regarding the Sub-Advisers’ compliance with applicable law and regulations; (3) require the Sub-Advisers to assist Krane and any other service provider in connection with any securities lending-related activities by the Funds; and (4) clarify the compensation paid by Krane to the Sub-Advisers. Subject to the supervision and oversight of Krane and the Board, the Sub-Advisers will manage all of the securities and other assets of the Funds in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time, and applicable law, regulations and interpretations and exemptions from the foregoing. The Sub-Advisers are also responsible for managing the relationship with Chinese regulatory authorities and securing QFII and RQFII allocations for the Funds. The Sub-Advisers also will be responsible for, among other things: (1) determining which assets will be purchased, retained, or sold by the Funds, and what portion of the assets will be invested or held uninvested in cash, (2) placing orders with brokers or dealers that they select; (3) assisting Krane and any other relevant service providers in connection with any securities lending-related activities by the Funds; (4) maintaining all books and records with respect to transactions involving Fund assets as required by the 1940 Act; (5) providing the Fund custodian on each business day, and Krane upon request, with information relating to all transactions concerning Fund assets; (6) providing compliance reports and certifications and such other information as may be reasonably requested by Krane or the Board; (7) to the extent applicable to certain investments, exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by the Funds; and (8) monitoring Fund assets and notifying Krane and the Trust’s fund accounting agent of assets that should be fair valued in accordance with the Trust’s valuation procedures. In the performance of their duties and obligations, the Sub-Advisers will act in conformity with the Trust’s Amended and Restated Declaration of Trust and By-Laws, the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations and Chinese law and regulations. The New Sub-Advisory Agreements include additional representations and obligations regarding the Sub-Advisers’ compliance with applicable law and regulations.

For these services, Krane will pay the Sub-Advisers an advisory fee of 50% of the net revenue received by Krane from KBA and KCNY, respectively. The New Sub-Advisory Agreements define net revenue as gross revenue minus gross fund-related expenses (including any waiver by Krane of its compensation under the New Advisory Agreement and any reimbursements by Krane of the Fund’s expenses). The Sub-Advisers will furnish, at their expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required to perform the duties under the New Sub-Advisory Agreements.

The New Sub-Advisory Agreements provide that neither Krane nor the Sub-Advisers will indemnify the other party for reckless disregard of its duties.

The New Sub-Advisory Agreements will continue in effect for two years from the initial effective date of the New Sub-Advisory Agreements, which is expected to be the date of the Closing and the date on which the Current Sub-Advisory Agreements are expected to terminate. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue for periods of one year so long as such continuance is approved at least annually in conformity with the requirements of the 1940 Act. The New Sub-Advisory Agreements may be terminated at any time, without payment of any penalty, (i) by vote of a majority the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by Krane, in each case, upon 60 days’ written notice to Bosera or E Fund; (ii) by Krane upon 60 days’ written notice to Bosera or E Fund and the Board; or (iii) by any party upon written notice to the other party if certain events occur as set forth in the New Sub-Advisory Agreements. If approved, each New Sub-Advisory Agreement will terminate automatically and immediately in the event of its assignment, as that term is defined by the 1940 Act, or in the event of a termination of the New Advisory Agreement between Krane and the Trust.

A form of the New Sub-Advisory Agreement between Krane and Bosera is included as Exhibit K and the discussions of the New Sub-Advisory Agreement for KBA in this proxy statement are qualified in their entirety by reference thereto. A form of the New Sub-Advisory Agreement between Krane and E Fund is included as Exhibit L and the discussions of the New Sub-Advisory Agreement for KCNY in this proxy statement are qualified in their entirety by reference thereto.

Exhibit H sets forth the sub-advisory fees paid to Krane to the Sub-Advisers for the fiscal year ended March 31, 2017.

What Did the Board Consider in Approving the New Sub-Advisory Agreements?

In connection with their approval of the New Sub-Advisory Agreements at the Board Meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, prepared written inquiries to the Sub-Advisers regarding their businesses and the services provided to the Funds. The Board received and reviewed the information furnished by the Sub-Advisers in response to the requests of the Independent Trustees. The Board considered, among other matters:

(1)
The Sub-Advisers’ representations that no material changes will occur with respect to the nature, quality and extent of their services to the Funds, except that, under the New Sub-Advisory Agreements, the Sub-Advisers will assist Krane and any other relevant service provider in connection with any securities lending-related activities by the Funds;

(2)	The terms of the New Sub-Advisory Agreements and Current Sub-Advisory Agreements and the differences between them;

(3)	The compensation payable by Krane to the Sub-Advisers under the New Sub-Advisory Agreements;

(4)	The organization of the Sub-Advisers;

(5)	The Sub-Advisers’ financial condition; and

(6)	The Sub-Advisers’ representation that no material changes are currently contemplated in the operation of key personnel of the Sub-Advisers.

The Board also considered representations by Krane that the approval of the New Sub-Advisory Agreements would be necessary for the Funds to continue receiving investment advisory services from the Sub-Advisers following the Closing.

In addition, the Board considered the information provided to it in connection with an in-person meeting on October 5, 2016, at which the Board received information about the Sub-Advisers, Krane and the Funds in connection with the Board’s annual approval of the Current Sub-Advisory Agreements. More specifically, in connection with that meeting, the Trustees requested and received information that included, among other things: (1) the nature, quality and extent of services provided to the Funds by the Sub-Advisers; (2) the investment performance of each Fund over various time periods as compared to its relevant benchmark index and a comparable group of funds (“Peer Group”); (3) the compensation paid to the Sub-Advisers and net expense ratio for each Fund as compared to its Peer Group; (4) the extent to which the Sub-Advisers receive ancillary benefits from the Funds’ operations, including soft dollar transactions; and (5) the extent to which KBA and KCNY realize economies of scale. The Board also requested and received information at the Board Meeting on June 7, 2017 regarding material changes to the information provided by the Sub-Advisers for the October 5, 2016 meeting and certain other information related to the New Sub-Advisory Agreements and the Transaction.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and, in connection with the Board meeting, were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approval of the New Sub-Advisory Agreements.

Based on the foregoing and other relevant considerations, the Board unanimously concluded at the Board Meeting to approve the New Sub-Advisory Agreements and recommend approval of the New Sub-Advisory Agreements to shareholders with respect to KBA and KCNY. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreements were reasonable and fair and that the approval of the New Sub-Advisory Agreements was in the best interests of KBA, KCNY and their shareholders so as to enable there to be a continuation without interruption of the current services being provided by the Sub-Advisers pursuant to the Current Sub-Advisory Agreements. The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Sub-Advisory Agreements for KBA and KCNY. Although not meant to be all-inclusive, Exhibit J provides a more fulsome narrative description of certain of the factors that were considered by the Board in deciding to approve the New Sub-Advisory Agreements for KBA and KCNY at the Board Meeting and also at the Board’s prior renewal of the Current Sub-Advisory Agreements on October 5, 2016.

What Happens If Proposals 3 and 4 Are Not Approved by Shareholders of KBA and KCNY?

If the New Sub-Advisory Agreements are not approved by the shareholders of KBA and KCNY, the Board will consider all alternatives available to KBA and KCNY, including approving interim investment sub-advisory agreements for KBA and/or KCNY and/or resubmitting the New Sub-Advisory Agreements for consideration by the shareholders. The Board will take any such action as it deems necessary and in the best interests of the Funds and their shareholders.

What Vote Is Required by Shareholders to Approve Proposals 3 and 4?

Approval of the New Sub-Advisory Agreement for KBA requires the affirmative vote of a 1940 Act Majority of KBA shares. Approval of the New Sub-Advisory Agreement for KCNY requires the affirmative vote of a 1940 Act Majority of KCNY shares. The Board, including the Independent Trustees, has determined that the New Sub-Advisory Agreements are in the best interests of each Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSALS 3 AND 4

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP (“KPMG”), 1601 Market Street, Philadelphia, Pennsylvania 19103, the Trust’s independent registered public accounting firm, provides audit and tax services. KPMG Hua Zhen, 1 East Chang An Avenue, Oriental Plaza, Tower E2, 8th Floor, Beijing 100738, China, provides renminbi audit services.

On February 13, 2017, the Audit Committee and the Board, upon the recommendation of Krane, including its representations regarding the audit and tax fees related to the Funds, dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to the Funds and appointed KPMG. This was communicated to PwC on February 15, 2017.

PwC’s reports on the Funds’ financial statements for the fiscal years ended March 31, 2016 and March 31, 2015 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended March 31, 2016 and March 31, 2015 and the subsequent interim period through February 15, 2017, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in their reports on the Funds’ financial statements for such years.

For the Funds’ two most recent fiscal years ended March 31, 2016 and March 31, 2015 and the subsequent interim period through February 15, 2017, neither the Funds, nor anyone on their behalf, consulted with KPMG on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the instructions thereto) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

The Audit Committee has not adopted policies and procedures relating to pre-approval of services performed by the Trust’s principal accountant. Accordingly, before KPMG is engaged by the Trust to render any audit or non-audit services, such engagement is considered by and pre-approved by the Trust’s Audit Committee. Representatives of KPMG are not expected to attend the Meetings, but will have the opportunity to make a statement if they wish to do so, and will be available should any matter arise requiring their presence.

The table below sets forth the fees billed for services rendered by KPMG for the fiscal year ended March 31, 2017 and PwC for the fiscal year ended March 31, 2016 to the Trust.

Fiscal Year Ended March 31	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees[4]	Non-Audit Fees[5]
2017	$100,000	$0	$20,000	$0	$20,000
2016	$110,000	$0	$22,500	$0	$22,500

[1]
Reflects aggregate fees billed for each of the fiscal year for professional services rendered by the principal accountant in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.

[2]
Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by the principal accountant that were reasonably related to the principal accountant’s audit or review of the Trust’s financial statements.

[3]
Reflects aggregate fees billed for the fiscal year for professional services rendered by the principal accountant in connection with tax compliance, tax advice and tax planning. Such services include tax return preparations for the Funds. None of these services provided by the principal accountant were approved by the Trust’s Audit Committee pursuant to the “de minimis exception” from the pre-approval requirement set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

[4]	Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by the principal accountant.
[5]	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by the principal accountant.

During the past fiscal year, all non-audit services provided by the Trust’s principal accountant to either Krane or to any entity controlling, controlled by, or under common control with Krane that provides ongoing services to the Trust were pre-approved by the Audit Committee. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

GENERAL INFORMATION

Investment Adviser and Sub-Advisers

Krane Funds Advisors, LLC, 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020, serves as investment adviser of the Funds. Krane has served as the investment adviser of the Funds since their inception.

Bosera Asset Management (International) Co., Ltd., Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong, serves as a sub-adviser of KBA.

E Fund Management (Hong Kong) Co., Ltd., Suite 3501-02 35F, Two International Finance Center, 8 Finance Street, Central, Hong Kong, serves as sub-adviser of KCNY.

Distributor

SEI Investments Distribution Co. (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the distributor of the Funds. It is expected that following the Closing, SEI will continue to provide distribution services to the Funds.

Administrator

SEI Investments Global Funds Services (“SEI Global”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator for the Funds. It is expected that following the Closing, SEI Global will continue to provide administration services to the Funds.

Transfer Agent, Custodian and Sub-Custodians

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, serves as custodian and transfer agent for the Funds. BBH, in its capacity as custodian, maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. It is expected that following the Closing, BBH will continue to provide custodial and transfer agency services to the Funds.

Foreign securities held by KBA are generally held by sub-custodians in BBH’s sub-custodian network. China A-Shares held by KBA are held in mainland China by Hongkong and Shanghai Banking Corporation Ltd. (“HSBC”). It is expected that following the Closing, HSBC will continue to serve as KBA’s sub-custodian.

Foreign securities held by KCNY are generally held by sub-custodians in BBH’s sub-custodian network. China Construction Bank Corporation (“CCBC”) serves as KCNY’s sub-custodian. It is expected that following the Closing, CCBC will continue to serve as KCNY’s sub-custodian. The majority of Chinese securities held by the Fund are held in mainland China through an account with the China Interbank Market. Other Chinese securities are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation Limited, China Central Depository and Clearing Corporation Limited and/or Shanghai Clearing House.

Affiliated Brokerage

During the fiscal year ended March 31, 2017, no Fund paid broker commissions to an affiliated broker-dealer, but KWEB did pay about $40,000 in commissions to an affiliate of the Acquirer. The Funds may in the future execute transactions through an affiliated broker-dealer, subject to operational, legal and regulatory constraints, including Section 15(f) of the 1940 Act, the requirement to obtain best execution, and the 1940 Act’s provisions and rules thereunder regarding restrictions on affiliated transactions.

OTHER BUSINESS

The Board does not intend to present any other business at the Meetings. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds’ shareholders should send such proposals to the Principal Executive Officer of the Funds at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. A special shareholders’ meeting may be called upon the written request of shareholders owning at least 25% of all the votes entitled to be cast at such meeting, provided that shareholders meet certain additional conditions. In addition, a special shareholders’ meeting must be called upon the request of shareholders owning at least 10% of the votes entitled to be cast at such meeting for consideration of the removal of a Trustee from the Board.

Shareholders of the Funds that wish to send communications to the Board of Trustees or the specific members of the Board should submit the communication in writing to the attention of the Principal Executive Officer of the Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Trustees of the Funds or a specified member of the Board. The Principal Executive Officer will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees of KraneShares Trust,

Jonathan Krane Principal Executive Officer

July 26, 2017

EXHIBITS INDEX

Exhibit A	Outstanding Shares
Exhibit B	5% Owners of Fund Shares
Exhibit C	Management of the Trust and Krane
Exhibit D	Audit Committee Charter
Exhibit E	Nominating Committee Charter
Exhibit F	Form of Expense Limitation Agreements
Exhibit G	Form of New Advisory Agreement
Exhibit H	Advisory Fees
Exhibit I	Form of New Interim Advisory Agreement
Exhibit J	Additional Information Regarding Board Considerations
Exhibit K	Form of New Sub-Advisory Agreement between Krane and Bosera
Exhibit L	Form of New Sub-Advisory Agreement between Krane and E Fund

EXHIBIT A

Outstanding Shares

The chart below indicates the number of shares of each series of KraneShares Trust that are outstanding as of the close of business on the Record Date:

Fund	Outstanding Shares (Millions)
KraneShares Bosera MSCI China A Share ETF	6.95
KraneShares Zacks New China ETF	0.15
KraneShares CSI China Internet ETF	12.5
KraneShares E Fund China Commercial Paper ETF	0.3
KraneShares FTSE Emerging Markets Plus ETF	0.1

A-1

EXHIBIT B

5% Owners of Fund Shares

As of the Record Date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each of the Funds listed below.

Fund	Shareholder	Total Shares	% of Total Shares Outstanding
KraneShares Zacks New China ETF	Jane Street Capital 250 Vesey Street New York, New York 10281	21,929	14.62%
	KCG Holdings 300 Vesey Street New York, NY 10282	20,281	13.52%
KraneShares E Fund China Commercial Paper ETF	Jane Street Capital 250 Vesey Street New York, New York 10281	65,179	21.73%
KraneShares FTSE Emerging Markets Plus ETF	Jane Street Capital 250 Vesey Street New York, New York 10281	97,443	97.44%

A person owning 25% or more of the voting securities of a Fund is termed a “Control Person” of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund.

B-1

EXHIBIT C

Management of the Trust

The executive officers and Trustees of the Trust, either individually or as a group, did not own more than one percent of the outstanding shares of any Fund as of the Record Date.

Name, Address and Year of Birth of Trustee/Officer	Position(s) to be Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships Held by Trustee/Officer
Interested Trustee
Jonathan Krane 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 (1968)	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	5	None
Independent Trustees
John Ferguson 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 (1966)	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to present. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, L.L.C. from 2005 to 2011.	5	None
Matthew Stroyman 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 (1968)	Trustee, No set term; served since 2012	Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to present.	5	None
Officers
Jonathan Krane 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 (1968)	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Principal of Krane Capital LLC from 2009 to 2011. Chief Executive Officer of Emma Entertainment from 2004 to 2009.	5	None

Name, Address and Year of Birth of Trustee/Officer	Position(s) to be Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships Held by Trustee/Officer
Jennifer Tarleton (formerly Krane) 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 (1966)	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present. Principal of Krane Capital LLC from 2009 to 2011. Sole Practitioner of Jennifer Krane, Esq. from 2001 to 2009.	5	None
Michael Quain 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 (1957)	Chief Compliance Officer and Anti-Money Laundering Officer, No Set Term; served since June 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013. First Vice President and Chief Compliance Officer of Artio Global Management, LLC from 2004 to 2013.	5	None
James Hoffmayer (1973) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2017	Controller and Chief Financial Officer of SEI Investments Global Funds Services from 2016 to present. Senior Director, Funds Accounting and Fund Administration of SEI Investments Global Funds Services from September 2016 to present. Senior Director of Fund Administration of SEI Investments Global Funds Services from 2014 to present. Director of Financial Reporting of SEI Investments Global Funds Services from 2004 to 2014.	5	None

Management of Krane

Directors

Currently, the directors of Krane are Jonathan Krane and Jennifer Tarleton.

Upon the Closing of the Transaction, the directors of Krane will be Jonathan Krane and Jennifer Tarleton.

Principal Executive Officers

Currently, the principal executive officers of Krane are:

Jonathan Krane*	Chief Executive Officer
Jennifer Tarleton*	Vice President
Brendan Ahern	Chief Investment Officer
Mark Schlarbaum	Managing Partner
Jonathan Shelon	Chief Operating Officer
Max Lindenfeld	Chief Compliance Officer

Upon the Closing of the Transaction, the principal executive officers of Krane will be:

Jonathan Krane*	Chief Executive Officer
Jennifer Tarleton*	Vice President
Brendan Ahern	Chief Investment Officer
Mark Schlarbaum	Managing Partner
Jonathan Shelon	Chief Operating Officer
Max Lindenfeld	Chief Compliance Officer

The address for the executive officers of Krane is 1270 Avenue of the Americas, 22nd Floor, New York, NY 10020. Currently, KFA One Holdings, LLC, located at 1270 Avenue of the Americas, 22nd Floor, New York, NY 10020, holds all of the equity interests in Krane and Jonathan Krane and Jennifer Tarleton, through their equity interests in KFA One Holdings, LLC, each beneficially own more than 10% of the equity interests in Krane. As part of the Transaction, the Acquirer will purchase shares of Krane held by KFA One Holdings, LLC and subscribe to new shares issued by Krane. Upon the Closing of the Transaction, the Acquirer will hold 50.1% of the equity interests in Krane and KFA One Holdings, LLC will hold 49.9% of the equity interests in Krane. As of that time, Jonathan Krane, through his equity interests in KFA One Holdings, LLC, will beneficially own more than 10% of the equity interests in Krane. The Acquirer is a wholly-owned subsidiary of China International Capital Corporation (Hong Kong) Limited and is domiciled in the United States. China International Capital Corporation (Hong Kong) Limited is domiciled in Hong Kong and is a wholly-owned subsidiary of China International Capital Corporation Limited, which is domiciled in mainland China. Central Huijin Investment Limited, a mainland Chinese-domiciled entity, currently holds approximately 58.6% of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund.

*Jonathan Krane, a Trustee and executive officer of the Trust, and Jennifer Tarleton, an executive officer of the Trust, have beneficial ownership interests in Krane, each currently exceeding 10% of the beneficial ownership interests in Krane. Mr. Krane and Ms. Tarleton may therefore be deemed to have a substantial interest in Proposals 2, 3 and 4 arising from their equity interests in Krane.

No Trustee has engaged in any purchase or sale of securities of Krane or its parent, or the subsidiaries of either, in excess of 1% of the outstanding securities of any class of securities of Krane or its parent, or the subsidiaries of either, since the beginning of the most recently completed fiscal year ended March 31, 2017. As of March 31, 2017, none of the Independent Trustees or members of his or her immediate family, beneficially owns or owns of record securities representing interests in Krane, any Sub-Adviser or distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee.

Management of Bosera

Directors

Currently, the directors of Bosera are Deying Wang, Qiqing Sun, Lianghong Dong, Kai Shao, Guanghua Zhang, Xiangyang Jiang, Shaodong Lian, Wanhai Song, Wei Xu and Xian Sun.

Principal Executive Officers

Currently, the principal executive officers of Bosera are:

Guanghua Zhang	Chairman
Wanhai Song	Chief Executive Officer

Bosera is a wholly-owned subsidiary of Bosera Asset Management Company Limited, whose address is 29/F-30/F, China Merchants Bank Tower, No. 7088 Shennan Road, Futian District, Shenzhen, P.R. China 518040. China Merchant Securities Co., Limited and China Great Wall Asset Management Corporation each own more than 25% of Bosera Asset Management Company Limited.

Management of E Fund

Directors

Currently, the directors of E Fund are Youzao Zhang, Xioayan Liu, Yue Fan and Jun Ma.

Principal Executive Officers

Currently, the principal executive officers of E Fund are:

Xiaoyan Liu	Chairman
Gaohui Huang	Chief Executive Officer
Kwok Wah Ho	Chief Compliance Officer

E Fund is a wholly-owned subsidiary of E Fund Management Co., Limited, whose address is 40-43/F, Bank of Guangzhou Square, No.30 East Zhujiang Road, Zhujiang New Town, Tianhe District, Guangzhou, China, 510620. Guangdong Finance Trust Co., Limited, GF Securities Co., Limited and Infore Investments Holdings Group Co., Ltd. each own more than 25% of E Fund Management Co., Limited.

Further information regarding Krane, Bosera and E Fund is available in their Forms ADV, which are publicly filed under the following file numbers, respectively, with the SEC: 801-77589, 801-78507 and 801-78973.

EXHIBIT D

Audit Committee Charter

KRANESHARES TRUST
AUDIT COMMITTEE CHARTER

Pursuant to Article IV, Section 4.1 of the Declaration of Trust of KraneShares Trust (the “Trust”), the Board of Trustees (the “Board”) of the Trust hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Trust. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Trust (an “Independent Trustee”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act and meets any independence requirements of any exchange on which shares of the Trust are listed. The Committee shall elect from its own members a chairperson, who shall preside over each meeting of the Committee. The Board shall determine in its business judgment whether there is at least one member of the Committee who is an “audit committee financial expert” as defined in Form N-CSR.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

●	Recommending which firm to engage as the Trust’s independent registered public accounting firm as required by Section 32 of the 1940 Act, and whether to continue this relationship.

●	Reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and its independence.

●	Assisting the Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to accounting and financial reporting, internal controls, and independent audits.

●
Pre-approving all audit and permitted non-audit services the independent registered public accounting firm provides to the Trust, and all services that the independent registered public accounting firm provides to the Fund’s investment adviser(s) and advisory affiliates (that directly relate to the Trust’s operations and financial reporting).

●	Serving as a channel of communication between the independent registered public accounting firm and the Board.

●
Reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust that are material to the Trust as a whole, if any, and management’s responses to any such reports.

●
Requesting and/or reviewing from the independent registered public accounting firm such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter.

●
Reviewing any significant disputes between management and the independent registered public accounting firm that arose in connection with the preparation of the Trust’s audited financial statements and any unusual circumstances reflected in those financial statements.

●
Considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls.

●
Reviewing, with the Trust’s Principal Executive Officer and Principal Financial Officer, in connection with their certifications on Form N-CSR any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust’s disclosure controls and procedures.

●
Reviewing any violations of the Senior Financial Officer Code of Ethics (“SFO Code”) reported by the CCO, and informing and making a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures (including changes to the SFO Code); notification of the violation to appropriate personnel of the investment adviser or the administrator or its board; or a recommendation to take disciplinary action against the SFO, which may include, without limitation, dismissal.

●
Reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements.

●	Reviewing the procedures employed by the Trust in preparing published financial statements and related management commentaries.

●
Reviewing and, where warranted, investigating allegations of misconduct affecting the Trust’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

●
Establishing procedures for the receipt, retention and treatment of complaints received by the Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Trust, the Fund’s investment advisers or any advisory affiliates of concerns about accounting or auditing matters, as set forth in Appendix A to this Charter.

●	Reviewing this Charter periodically and recommending such changes to the Board as the Committee deems desirable.

●	Engaging independent counsel, and other advisers, as the Committee determines necessary to carry out its duties

The function of the Committee is oversight. The Trust’s management is responsible for (i) the preparation, presentation and integrity of the Trust’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Trust’s independent registered public accounting firm is responsible for planning and carrying out a proper audit and review. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust’s service providers, including the independent registered public accounting firm. Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Trust’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Trust’s management for preparing, or the independent registered public accounting firm for auditing, the financial statements. Members of the Committee are not full-time employees of the Trust and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. The designation of a person as an audit committee financial expert within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002 shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom Committee members reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) another Board committee of which the Committee member is a non- member.

Recommendation of Independent Registered Public Accounting Firm.

In connection with the selection of the Trust’s independent registered public accounting firm, the Committee shall consider the registered public accounting firm’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Trust’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Qualified Legal Compliance Committee (“QLC Committee”).

The Committee shall serve as the Qualified Legal Compliance Committee for the Trust for the purpose of compliance with rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission (the “SEC”) on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust or by any officer, director, employee, or agent of the Trust, as an alternative to the reporting requirements of Rule 205.3(b), under Rule 205.3(c), may report evidence of such material violation to the QLC Committee.

Upon receipt of such a report, the QLC Committee shall have the duty and responsibility:

●
to inform the Trust’s chief legal officer and chief executive officer of such report, unless the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the issuer’s chief legal officer and chief executive officer;

●
to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify the Trust’s Board; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys; and retain such additional expert personnel as the QLC Committee deems necessary;

●
at the conclusion of any such investigation, to recommend, by majority vote, that the Trust implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Trust’s Board of the results of any such investigation and the appropriate remedial measures to be adopted.

The QLC Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Trust fails in any material respect to implement an appropriate response that the QLC Committee has recommended.

Operation of the Committee.

●
The Committee shall meet on an as-needed basis and is empowered to hold special meetings as circumstances require. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s organizational documents. The Chair may invite Trust officers and other interested parties to participate in Committee meetings.

●
A majority of the Committee’s members shall constitute a quorum. At any meeting of the Committee at which a quorum is present, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

●	The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or management.

●
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

●
The Committee shall periodically review all procedures adopted by the Fund relating to the Trust’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of a fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Amendments.

This Charter may be amended by a vote of a majority of the Board.

Original – November 8, 2012

Amended & Approved – March 8, 2016

EXHIBIT E

Nominating Committee Charter

KRANESHARES TRUST
NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of the KraneShares Trust (the “Trust”) shall consist of all members of the Board of Trustees of the Trust (the “Board” or “Trustees”), who are not “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and meet any independence requirements of any exchange on which shares of the Trust are listed. The Committee shall elect from its own members a chairperson, who shall preside over each meeting of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees. The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with the Trust’s investment adviser or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the 1940 Act and must meet any independence requirements of any exchange on which shares of the Trust are listed. In addition, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. More specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall not accept and review shareholder nominations for Trustees.

Any changes to the shareholder nomination procedures shall be approved by the Board, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR.

The Committee shall meet with such frequency as the members of the Committee shall determine to be appropriate. Meetings may be called by any Committee member with reasonable notice. The Chair may invite Trust officers and other interested parties to participate in Committee meetings. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and the Trust’s organizational documents. A majority of the Committee’s members shall constitute a quorum. At any meeting of the Committee at which a quorum is present, the decision of a majority of the members present and voting shall be determinative as

E-1

to any matter submitted to a vote. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board at its next meeting following such actions. The Committee shall review this Nominating Committee Charter from time to time as it deems appropriate, and recommend any changes to the full Board for its approval.

Original – November 8, 2012
Amended & Approved – May 3, 2017

E-2

EXHIBIT F

Form of Expense Limitation Agreements

KRANESHARES TRUST
FEE WAIVER AGREEMENT

THIS FEE WAIVER AGREEMENT (the “Agreement”) is effective as of [ ], 2017, by and between KRANESHARES TRUST, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and the investment adviser of the Funds, KRANE FUNDS ADVISORS, LLC (the “Adviser’’).

WITNESSETH:

WHEREAS, the Adviser serves as investment adviser to each Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Adviser dated [ ], 2017, as amended from time to time (the “Investment Advisory Agreement”);

WHEREAS, the Adviser is entitled to compensation under the Investment Advisory Agreement in exchange for providing advisory and other services, and paying all of the Trust’s expenses except those specifically excluded therein; and

WHEREAS, the Adviser desires to limit the Advisory Fee specified in Schedule A of the Investment Advisory Agreement (“Advisory Fee”) of each Fund listed in Appendix A hereto for the period described herein pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of each Fund) desires to allow the Adviser to implement those limits;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intended to be legally bound hereby, mutually agree as follows:

1.    Limit on Advisory Fee. The Adviser hereby agrees to limit its current Advisory Fee for each Fund to an annual rate, expressed as a percentage of average annual net assets, listed in Appendix A hereto (the “Annual Limits”).

2.     Term. This Agreement shall become effective on [ ], 2017 and shall remain in effect until [ ], 2019.

3.    Termination. This Agreement may be terminated at any time with respect to any Fund, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund. This Agreement will automatically terminate with respect to any Fund listed in Appendix A if the Investment Advisory Agreement for that Fund is terminated, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination for that Fund.

4.    Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

5.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

6.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

KRANESHARES TRUST	KRANE FUNDS ADVISORS, LLC

By:	By:
Print Name:	Print Name:
Title:	Title:

Appendix A

Fund	Effective Date	Annual Limits
KraneShares Bosera MSCI China A Share ETF	[ ], 2017	0.58%
KraneShares E Fund China Commercial Paper ETF	[ ], 2017	0.56%

[ ], 2017

Krane Funds Advisors, LLC
1270 Avenue of the Americas, 22nd Floor
New York, New York 10020

RE: Contractual Waiver

Dear Board of Trustees of KraneShares Trust:

We are writing to confirm our agreement that Krane Funds Advisors, LLC (the “Adviser”) will waive its management fee charged to the KraneShares FTSE Emerging Markets Plus ETF (the “Fund”) to the extent of the amount of any Acquired Fund Fees and Expenses (“AFFE”) incurred by the Fund that are attributable to the Fund’s investment in the KraneShares Bosera MSCI China A Share ETF (“KBA”) as reflected in the Fund’s then-current Fees and Expenses table in its Prospectus. This undertaking will continue in effect for so long as the Fund invests in KBA until [ ], 2019. This undertaking is entered into notwithstanding the terms of the Investment Advisory Agreement between the Adviser and KraneShares Trust, dated [ ], 2017, which provides that the Adviser is not responsible for paying AFFE incurred by the Fund.

We further agree that this agreement can only be terminated or amended upon the approval of the Fund’s Board of Trustees, except that it will automatically terminate if the Adviser’s Investment Advisory Agreement with the Fund or KBA terminates.

Very truly yours, Krane Funds Advisors, LLC

By:
Jonathan A. Krane President

EXHIBIT G

Form of New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (“Agreement”) is made this [ ], 2017, by and between KraneShares Trust (the “Trust”), a Delaware statutory trust, and Krane Funds Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is a management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto, as may be amended from time to time to add and remove series (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds; and

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.     General Provision.

The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Trust and to perform for the Trust such other duties and functions as are hereinafter set forth for the compensation herein provided. The Adviser shall, in all matters, give to the Trust and its Board of Trustees (the “Board”) the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law, (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time, (iv) the policies and determinations of the Board; (v) the investment policies and investment restrictions of the Trust as reflected in the Trust’s registration statement under the Investment Company Act as amended or supplemented from time to time or as such policies may, from time to time, be amended by the Trust’s shareholders; and (vi) the Prospectus and Statement of

Additional Information of each Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust, including the valuation of any Fund’s portfolio securities for which market prices are unavailable or the Adviser believes the market prices are unreliable.

2.     Services to be Provided by the Adviser.

(a)     Management Services. The Adviser shall perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser shall prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Adviser be deemed under this Agreement to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust to perform such functions.

(b)    Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s exemptive relief, investment objective(s) and policies and applicable law, regulations and interpretations and exemptions from the foregoing. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions contained in the Investment Company Act and the rules and regulations thereunder, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the diversification requirement of Subchapter M, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser agrees to perform its duties hereunder in compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(c)    Sub-advisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities registered as investment advisers under the Advisers Act (a “sub-adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall supervise and oversee the activities of any such sub-adviser and the Adviser shall be responsible for all acts and omissions of such sub-advisers in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

(d)    Proxy Voting. The Adviser will have authority and responsibility to vote proxies for each Fund’s securities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser will vote proxies in the best interest of each Fund and may choose not to vote proxies where the cost of doing so, in the Adviser’s opinion, would exceed the expected benefits to the Fund. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. The Adviser’s authority to vote proxies for each Fund’s securities may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s sub-adviser(s).

(e)    Securities Lending Activities. The Adviser shall provide the following services with respect to any securities lending activities on behalf of each Fund that engages in such activities: (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with the Adviser’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Funds’ participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries concerning Agent’s activities, and (vi) such other related duties as the Adviser deems necessary or appropriate.

3.     Information and Reports.

(a)     The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(b)    The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4.    Portfolio Transactions and Brokerage.

(a)     Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 4.

(b)    Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c)    Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d)    Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

(e)    Affiliated Brokers. An affiliate of the Adviser may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; and (ii) the provisions of the Investment Company Act, the Advisers Act, and any other applicable federal securities law or regulation. The Trust agrees that any entity or person associated with the Adviser or a sub-adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

5.     Records.

(a)     Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the Investment Company Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the Investment Company Act and any other applicable state or federal securities law or regulation, including the Securities Exchange Act of 1934, as amended, and the Advisers Act, with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b)    Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, as soon as reasonably practicable, following any written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available promptly for inspection by the Fund or its authorized representatives upon reasonable written request.

6.    Compensation.

(a)     In addition to the compensation set forth in paragraph (c) below, for the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect thereto. All fees payable hereunder shall be accrued daily and paid as soon as practicable after the last day of each calendar month. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b)    For the purpose of determining fees payable to the Adviser under the preceding paragraph, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s pricing and valuation procedures, as amended from time to time, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c)    In addition to the compensation set forth in paragraph (a) above, for the services provided by the Adviser under Section 2(e) with respect to each Fund, the Adviser shall receive the compensation set forth in Schedule B.

7.    Expenses.

(a)     The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by each Fund, including any expenses incurred by the Trust and allocated to the Fund.

(b)    The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund: (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the compensation payable to the Adviser under this Agreement; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); and (viii) any expenses determined to be extraordinary expenses by the Board. For the avoidance of doubt, any fees and expenses incurred by a Fund in connection with the lending of its portfolio securities shall be treated as reducing the gross revenues or income receivable from such arrangements and shall not be treated as a fee or expense for which the Adviser is responsible.

8.    Liability of Adviser.

(a)     Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or for any act or omission in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or any Fund to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

9.    Term of Agreement; Termination of Agreement; Amendment of Agreement

(a)    Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved with respect to such Fund at least annually as required by the Investment Company Act.

(b)    Termination. This Agreement may be terminated, without penalty, with respect to any Fund (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund). This Agreement will terminate automatically in the event of its assignment.

(c)    Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on this Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund. The amendment of Schedule A to this Agreement for the sole purpose of (i) adding or removing one or more Funds or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement or amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

10.    Disclaimer of Trustee and Shareholder Liability.

The obligations of the Trust and the Funds under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust and the Funds individually, but bind only the property of that Fund and no other Funds of the Trust. The Adviser agrees to look solely to the assets of the Trust and each Fund for the satisfaction of any liability in respect of the Trust and the Funds under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such transaction.

11.    Other Activities.

Nothing in this Agreement shall be construed to prohibit or otherwise limit the Adviser or any of its affiliates from engaging in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, including the provision of investment advisory and management services, to any other fund, firm, individual or association.

12.    Definitions.

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the Investment Company Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

13.    Entire Agreement; Severability.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

14.    Use of the “KraneShares” Name.

The Adviser has consented to the use by the Trust of the name or identifying word “KraneShares” in the name of the Trust and each Fund. Such consent is conditioned upon the employment of the Adviser or an affiliate as the investment adviser to the Trust. The name or identifying word “KraneShares” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust and the Funds to cease using “KraneShares” in the name of the Trust and the Funds if the Funds cease to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

15.    Governing Law.

To the extent the federal securities laws do not apply, this Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware, without reference to the conflict of laws provisions thereof.

16.    Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

KRANESHARES TRUST

By:
Name.
Title:

KRANESHARES FUNDS ADVISORS, LLC

By:
Name.
Title:

Schedule A
Dated [ ], 2017
to the
Investment Advisory Agreement dated [ ], 2017
by and between KraneShares Trust and Krane Funds Advisors, LLC

Fund Name	Effective Date	Advisory Fee
KraneShares CSI China Internet ETF	[ ]/[ ]/2017	0.68%
KraneShares Zacks New China ETF	[ ]/[ ]/2017	0.68%
KraneShares Bosera MSCI China A Share ETF	[ ]/[ ]/2017	0.78%
KraneShares FTSE Emerging Markets Plus ETF	[ ]/[ ]/2017	0.68%
KraneShares E Fund China Commercial Paper ETF	[ ]/[ ]/2017	0.68%

Schedule B
Dated [ ], 2017
to the
Investment Advisory Agreement dated [ ], 2017
by and between KraneShares Trust and Krane Funds Advisors, LLC

Securities Lending Fees

As compensation for services provided by the Adviser in connection with securities lending-related activities of each Fund, a lending Fund shall pay to the Adviser, 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect of securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers).

EXHIBIT H

Advisory and Sub-Advisory Fees

Set forth below are the advisory fees payable and paid to Krane by each Fund for the fiscal year ended March 31, 2017 (before and after taking into account any fee waivers) and the related fee waiver or reimbursement.

Fund	Advisory Fees Payable (before any waivers or reimbursements)	Advisory Fees Paid (after any waivers or reimbursements)	Advisory Fees Waived or Reimbursed
KraneShares Bosera MSCI China A Share ETF	$142,147	$120,051	$22,096
KraneShares Zacks New China ETF	$20,445	$20,445	$0
KraneShares CSI China Internet ETF	$1,422,676	$1,422,676	$0
KraneShares E Fund China Commercial Paper ETF	$94,526	$77,845	$16,681
KraneShares FTSE Emerging Markets Plus ETF	$14,670	$6,817	$7,853

Pursuant to the New Advisory Agreement, each Fund that engages in securities lending will pay Krane 10% of the monthly investment income earned from securities lending (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers). Krane will not receive any such payment from Funds that do not engage in securities lending or from Funds whose securities lending activities do not produce net monthly investment income (i.e., after payment of custodial and securities lending agency fees and expenses and rebates to borrowers).

If the New Advisory Agreement had been in effect during the last fiscal year, Krane would not have received any securities lending-related compensation from the Funds because the Funds did not engage in securities lending at any time during the year. If the Funds had entered into securities loans during the last fiscal year and the New Advisory Agreement had been in effect, the amount of securities lending-related compensation that would have been earned by Krane cannot be accurately determined because such amount would depend on, among other matters, the nature, scope and fees of each Fund’s securities lending program, as approved by the Board, including the percentage of each Fund’s portfolio securities loaned to borrowers and the negotiated securities lending agent’s fees and expenses. The Board has not approved a securities lending program for the Trust or any Fund as of the date of this proxy statement. In the future, if a securities lending program is approved and the Funds begin to engage in securities lending, the amount of securities lending-related compensation that may be paid to Krane under the New Advisory Agreement could be significant.

H-1

Currently, the KraneShares CSI China Internet ETF is the only Fund that is expected to engage in securities lending in the future. Based on that Fund’s portfolio holdings as of August 3, 2016, and making certain assumptions (including securities loans with respect to approximately 20% of its portfolio securities), Krane estimates that it would earn between approximately 0.06% and 0.11% annually in securities lending-related compensation under the New Advisory Agreement. The Board will continue to evaluate the fairness of the compensation received by Krane from the Funds, as required by law; and Krane may choose to waive a portion of any compensation it receives under the New Advisory Agreement, in addition to implementing the waivers described herein.

Set forth below are the sub-advisory fees paid to the Sub-Advisers by Krane for the fiscal year ended March 31, 2017.

Sub-Adviser	Sub-Advisory Fees Paid
Bosera	$0
E Fund	$0

H-2

EXHIBIT I

Form of New Interim Advisory Agreement

INTERIM INVESTMENT ADVISORY AGREEMENT

This Interim Investment Advisory Agreement (“Agreement”) is made this [ ], 2017, by and between KraneShares Trust (the “Trust”), a Delaware statutory trust, and Krane Funds Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is a management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust offers shares representing interests in each of the separate series listed on Schedule A attached hereto, as may be amended from time to time to add and remove series (each, a “Fund” and collectively, the “Funds”);

WHEREAS, the Trust’s existing Investment Advisory Agreement with respect to the Funds has terminated as a result of its assignment, as defined in such agreement, and the Trust desires to retain Adviser to provide for a continuous investment program to the Funds; and

WHEREAS, the Adviser is willing to provide management and investment advisory services to the Funds on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Trust and the Adviser agree as follows:

1.    General Provision. The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Trust and to perform for the Trust such other duties and functions as are hereinafter set forth for the compensation herein provided. The Adviser shall, in all matters, give to the Trust and its Board of Trustees (the “Board”) the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law, (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time, (iv) the policies and determinations of the Board; (v) the investment policies and investment restrictions of the Trust as reflected in the Trust’s registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Trust’s shareholders; and (vi) the Prospectus and Statement of Additional Information

of each Fund in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust, including the valuation of any Fund’s portfolio securities for which market prices are unavailable or the Adviser believes the market prices are unreliable.

2.    Services to be Provided by the Adviser.

(a)    Management Services. The Adviser shall perform, or arrange for the performance of, the management and other related services necessary for the operation of each Fund. The Adviser shall provide the Funds with office space, facilities, equipment and necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under this Agreement. The Adviser, also on behalf of the Funds, shall conduct relations with custodians, depositories, transfer agents, administrators, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Adviser shall prepare or participate in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. The Adviser generally shall monitor each Fund’s compliance with investment policies and restrictions as set forth in filings made by the Fund under the federal securities laws. The Adviser shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable.

Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Adviser be deemed under this Agreement to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Trust to perform such functions.

(b)    Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Adviser will conduct, or cause to be conducted, a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets. Subject to paragraph (c) below, the Adviser is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting each Fund and its investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Funds; (ii) make investment decisions for the Funds; (iii) place purchase and sale orders for portfolio transactions on behalf of the Funds and manage otherwise uninvested cash assets of the Funds; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Adviser’s management of the assets of the Funds (in such respect, and only for this limited purpose, the Adviser will act as the Funds’ agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research and other services to the Funds; and (vii) make decisions with respect to the use by the Funds of borrowing for leverage or other investment purposes as consistent with the Fund’s exemptive relief, investment objective(s) and policies. The Adviser will in general take such action as is appropriate to effectively manage each Fund’s investment practices.

The Adviser will manage, or cause to be managed, the investment and reinvestment of the assets of each Fund in a manner consistent with each Fund’s investment objectives and policies as stated in its Prospectus. The Adviser also will manage, or cause to be managed, the investments of each Fund in a manner consistent with any and all applicable investment restrictions contained in the Investment Company Act and the rules and regulations thereunder, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the diversification requirement of Subchapter M, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, and any applicable state securities law or regulation. The Trust will provide the Adviser with copies of any such SEC exemptive orders or SEC staff no-action letters. The Adviser agrees to perform its duties hereunder in compliance with the Funds’ policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act, and the Adviser’s duties and obligations of Rule 206(4)-7 under the Advisers Act, including providing the Chief Compliance Officer of the Trust and/or the Board with such information, reports and certifications as they may reasonably request.

(c)    Sub-advisers. In carrying out its responsibilities hereunder, the Adviser may, in its sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds or any SEC staff no-action letter applicable to the Funds, employ, retain or otherwise avail itself of the services of other persons or entities registered as investment advisers under the Advisers Act (a “sub-adviser”) at the Adviser’s own cost and expense, including without limitation, affiliates of the Adviser, on such terms as the Adviser shall determine to be necessary, desirable or appropriate. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall supervise and oversee the activities of any such sub-adviser and the Adviser shall be responsible for all acts and omissions of such sub-advisers in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties.

(d)    Proxy Voting. The Adviser will have authority and responsibility to vote proxies for each Fund’s securities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser will vote proxies in the best interest of each Fund and may not vote proxies where the cost of doing so, in the Adviser’s opinion, would exceed the expected benefits to the Fund. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. The Adviser’s authority to vote proxies for each Fund’s securities may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s sub-adviser(s).

3.    Information and Reports.

(a)    The Adviser will keep the Trust informed of developments relating to its duties as investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser will provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(b)    The Adviser will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will promptly inform the Trust if any information in a Fund’s Prospectus or Statement of Additional Information, as amended from time to time (“SAI”), to the Adviser’s knowledge is (or will become) inaccurate or incomplete.

4.    Portfolio Transactions and Brokerage.

(a)     Placement of Orders. The Adviser will take, or cause to be taken, all actions that it considers necessary to implement the investment policies of the Funds, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Funds with brokers or dealers that the Adviser, in its sole discretion, selects. To that end, the Adviser is authorized as the Funds’ agent to give instructions to the Funds’ custodian as to deliveries of securities or other investments and payments of cash for the Funds’ account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is subject to the supervision of the Board and is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI, subject to provisions (b), (c) and (d) of this Section 4.

(b)    Selection of Brokers and Dealers. To the extent permitted by the policy guidelines set out in each Fund’s current Prospectus or SAI, in connection with the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the Funds and to any other client accounts or portfolios that the Adviser advises. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(c)    Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Adviser will identify and provide a written description to the Board of all “soft dollar” arrangements that the Adviser maintains with respect to the Funds or with brokers or dealers that execute transactions for the Funds, if any, and of all research and other services provided to the Adviser by a broker or dealer (whether prepared by such broker or dealer or by a third party), if any, as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d)    Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund, as well as other clients, the Adviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by that Fund with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated, the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Adviser and the Funds recognize that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

(e)    Affiliated Brokers. An affiliate of the Adviser may act as broker or agent in connection with the purchase or sale of securities or other investments for the Funds, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in each Fund’s current Prospectus or SAI; and (ii) the provisions of the Investment Company Act, the Advisers Act, and any other applicable federal securities law or regulation.

5.    Records.

(a)     Maintenance of Records. The Adviser hereby undertakes and agrees to maintain for the Trust, in the form and for the period required by Rule 31a-2 under the Investment Company Act, all records relating to the Funds’ investments that are required to be maintained by the Funds pursuant to the Investment Company Act and any other applicable state or federal securities law or regulation, including the Securities Exchange Act of 1934, as amended, and the Advisers Act, with respect to the Adviser’s responsibilities under this Agreement (the “Funds’ Books and Records”).

(b)    Ownership of Records. The Adviser agrees that the Funds’ Books and Records are the Trust’s property and further agrees to surrender them promptly to the Trust upon the request of the Trust; provided, however, that the Adviser may retain copies of the Funds’ Books and Records at its own cost. The Funds’ Books and Records will be made available, as soon as reasonably practicable, following any written request, to the Funds’ accountants or auditors during regular business hours at the Adviser’s offices. The Trust or its authorized representatives will have the right to copy any records in the Adviser’s possession that pertain to any Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Funds’ Books and Records will be returned to the Trust. The Adviser agrees that the policies and procedures it has established for managing the Funds, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Funds, will be made available promptly for inspection by the Fund or its authorized representatives upon reasonable written request.

6.    Compensation.

(a)     For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect thereto. All fees payable hereunder shall be accrued daily and paid as soon as practicable after the last day of each calendar month. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b)    For the purpose of determining fees payable to the Adviser, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s current Prospectus or SAI, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

(c)    Notwithstanding the foregoing, all compensation earned by the Adviser with respect to a Fund pursuant to this Agreement shall be held in an interest-bearing escrow account with the Fund’s custodian or a bank. If a vote of the majority of the outstanding voting securities of the Fund approves a new Investment Advisory Agreement by and between the Trust, on behalf of a Fund, and the Adviser prior to 150 days from the date first written above, the amount in the escrow account (including interest earned) will be paid to the Adviser. If a vote of the majority of the outstanding voting securities of a Fund has not approved a new Investment Advisory Agreement by and between the Trust, on behalf of a Fund, and the Adviser, the Adviser will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

7.    Expenses.

(a)     The Adviser. Except as otherwise provided in Section 7(b) of this Agreement, the Adviser agrees to pay all expenses incurred by the Trust.

(b)    The Funds. The Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay all of the following expenses incurred by such Fund: (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (iv) Acquired Fund Fees and Expenses; (v) litigation expenses; (vi) the advisory fee payable to the Adviser hereunder; (vii) compensation and expenses of the Independent Trustees (including any Trustees’ counsel fees); (viii) any expenses determined to be extraordinary expenses by the Board.

8.    Liability of Adviser.

Neither the Adviser nor its directors, officers, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Fund or its shareholders arising out of any investment or for any act or omission in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, any Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

9.    Term of Agreement; Termination of Agreement; Amendment of Agreement

(a)    Term. This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto (the “Effective Date”), and, unless terminated in accordance with its terms, will continue until the earlier of (i) 150 days from such date, or (ii) the effective date of a new Investment Advisory Agreement by and between the Trust, on behalf of a Fund, and the Adviser, that has been approved by a vote of the majority of the outstanding voting securities of the Fund; provided, however, that it shall remain in effect for such longer period as the Securities and Exchange Commission or its staff shall permit.

(b)    Termination. This Agreement may be terminated, without penalty, with respect to any Fund (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon ten (10) days’ written notice to the Adviser, and (ii) by the Adviser upon sixty (60) days’ written notice to the Fund (which notice may be waived by the Fund). This Agreement will terminate automatically in the event of its assignment.

(с)    Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on this Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund. The amendment of Schedule A to this Agreement for the sole purpose of (i) adding or removing one or more Funds or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement or amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

10.    Disclaimer of Trustee and Shareholder Liability.

The obligations of the Trust and the Funds under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust and the Funds individually, but bind only the property of that Fund and no other Funds of the Trust. The Adviser agrees to look solely to the assets of the Trust and each Fund for the satisfaction of any liability in respect of the Trust and the Funds under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such transaction.

11.    Other Activities.

Nothing in this Agreement shall be construed to prohibit or otherwise limit the Adviser or any of its affiliates from engaging in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, including the provision of investment advisory and management services, to any other fund, firm, individual or association.

12.    Definitions.

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the Investment Company Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

13.    Entire Agreement; Severability.

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

14.    Use of the “KraneShares” Name.

The Adviser has consented to the use by the Trust of the name or identifying word “KraneShares” in the name of the Trust and each Fund. Such consent is conditioned upon the employment of the Adviser or an affiliate as the investment adviser to the Trust. The name or identifying word “KraneShares” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Trust and the Funds to cease using “KraneShares” in the name of the

Trust and the Funds if the Funds cease to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Trust.

15.    Governing Law.

To the extent the federal securities laws do not apply, this Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware, without reference to the conflict of laws provisions thereof.

16.    Counterparts.

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

KRANESHARES TRUST

By:
Name.
Title:

KRANESHARES FUNDS ADVISORS, LLC

By:
Name.
Title:

Schedule A
Dated [ ], 2017
to the
Interim Investment Advisory Agreement dated [ ], 2017
by and between KraneShares Trust and Krane Funds Advisors, LLC

Fund Name	Effective Date	Advisory Fee
KraneShares Zacks New China ETF	[ ]/[ ]/2017	0.68%
KraneShares FTSE Emerging Markets Plus ETF	[ ]/[ ]/2017	0.68%

EXHIBIT J

Additional Information Regarding Board Considerations

Board Consideration of the New and Interim Investment Advisory Agreements on June 7, 2017

At an in-person meeting on June 7, 2017, the Board of Trustees (“Board”) of the KraneShares Trust (“Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), approved a new advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust with respect to the KraneShares Zacks New China ETF (“KFYP”), KraneShares CSI China Internet ETF (“KWEB”), KraneShares Bosera MSCI China A Share ETF (“KBA”), KraneShares E Fund China Commercial Paper ETF (“KCNY”) and KraneShares FTSE Emerging Markets Plus ETF (“KEMP”) (“New Advisory Agreement”), a new sub-advisory agreement between Krane and Bosera Asset Management (International) Co., Ltd. (“Bosera”) with respect to KBA (“New Bosera Sub-Advisory Agreement”), a new sub-advisory agreement between Krane and E Fund Management (Hong Kong) Co., Ltd. (“E Fund”, and together with Bosera, the “Sub-Advisers”) with respect to KCNY (“New E Fund Sub-Advisory Agreement” and, together with the New Bosera Sub-Advisory Agreement, the “New Sub-Advisory Agreements”), and an interim advisory agreement between Krane and the Trust with respect to KFYP and KEMP (“Interim Advisory Agreement”) (collectively, the “New Agreements”). In advance of the meeting, the Board received and considered information relating to the New Agreements, and were given the opportunity to ask questions and request additional information. In reviewing the New Agreements, the Board considered that the evaluation process with respect to Krane and the Sub-Advisers is an ongoing one and, in this regard, noted that it considers information presented at each regularly scheduled meeting regarding, among other matters, the performance and services provided by Krane and the Sub-Advisers, and that it considers information provided outside of the regularly scheduled Board meetings. In this regard, the Board’s consideration of the New Agreements included information previously received at such meetings, including its meeting on October 5, 2016, at which the Board considered and renewed the current advisory agreement between Krane and the Trust with respect to the Funds (“Current Advisory Agreement”) and the current sub-advisory agreements between Krane and Bosera and E Fund with respect to, respectively, KBA and KCNY (“Current Sub-Advisory Agreements” and, together with the Current Advisory Agreement, the “Current Agreements”), and outside of the meetings.

The Board considered the New Agreements at its June 7, 2017 meeting because it had been advised by Krane that Krane intended to enter into a transaction pursuant to which Krane would experience a change of control (“Transaction”), and, as required by the terms of the Current Agreements, would result in the assignment and termination of the Current Agreements.

In evaluating the New Agreements, the Board considered, among other matters: (1) the nature, extent and quality of the services provided by Krane and the Sub-Advisers, as applicable; (2) the advisory fees and net expense ratios of each Fund compared to a relevant peer group of funds; (3) the costs of the services provided by Krane and Krane’s profitability with respect to its relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the New Advisory Agreement would enable investors to share in the benefits of economies of scale; and (5) other benefits received by Krane and the Sub-Advisers from their relationship with the Funds.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services to be provided by Krane and the Sub-Advisers under the respective New Agreements, the Board considered the information provided to it at the October 5, 2016 meeting and that, subject to certain exceptions, the terms of the New Agreements with respect to the services provided by Krane and the Sub-Advisers to the Funds are the same as the Current Agreements. In this regard, the Board considered that the New Advisory Agreement differs from the Current Advisory Agreement solely because, among other matters, it explicitly allows Krane to provide certain securities lending-related services to the Funds and clarifies that any securities lending-related fees and expenses borne by the Funds reduce the gross revenues and income of the Funds and are not fees and expenses for which Krane is responsible. In addition, the Board considered that the New Sub-Advisory Agreements differ from the Current Sub-Advisory Agreements because, among other matters, they explicitly require the Sub-Advisers to assist Krane and the Trust’s other service providers in connection with any securities lending activities engaged in by the Funds.

The Board considered that the Transaction itself is not expected to result in any change in the structure or operations of the Funds or in the services provided to the Funds by Krane or the Sub-Advisers. In addition, except as set forth above, the level of services and the manner in which each Fund’s assets are managed are not expected to change as a result of the Transaction. The Board also noted that the key personnel who provide services to the Funds, including the portfolio managers of the Funds, are expected to remain the same following the closing of the Transaction, although there is no guarantee that they will do so. The Board further considered that the Funds’ service provider relationships are not currently expected to change, but that changes may be proposed in the future if they would be beneficial to the Funds. The Board also discussed with Krane the potential benefits of the Transaction to Krane and the Funds.

The Board observed that, under the New Advisory Agreement, Krane would continue to bear many of the Funds’ expenses under a “unitary” fee arrangement, except that, compared to the Current Advisory Agreement, the New Advisory Agreement clarifies that the fees and expenses incurred by the Funds in connection with lending their securities reduce the gross revenues and income of the Funds and are not fees and expenses of the Funds paid by Krane under the “unitary” advisory fee. The Board considered that Krane also would continue to be responsible for establishing and monitoring each Fund’s investment program and carrying out directives of the Board and that Krane and the Sub-

Advisers, as applicable, would continue to manage the day-to-day investment activities of the Funds. The Board considered the impact of the Transaction on Krane’s financial condition and Krane’s resources and staffing with respect to the Funds.

In evaluating Krane’s potential new control persons, the Board considered their business, background and ownership structure. The Board also considered their long-term business goals with regard to Krane and the Funds and recognized their commitment to the success of Krane and the Funds. The Board also considered management’s explanation of the distribution-related opportunities available to the Funds as a result of an affiliation with the new control persons.

Based on their review and other considerations, the Board determined, in the exercise of its reasonable business judgment, that the nature, extent and quality of the services provided by Krane and each Sub-Adviser are appropriate for the Funds.

Investment Performance

Consideration was given to performance reports for the Funds provided at the most recent regular meeting of the Board on February 13, 2017. In addition, the Board considered the performance information provided and discussions held at prior Board meetings, and in particular the October 5, 2016 meeting. At the October 5, 2016 meeting, the Board considered the performance of each Fund against its underlying index, noting that the information provided by Krane at that time indicated that each Fund’s performance, before fees and expenses, correlated relatively closely with that of its underlying index, except where certain factors affected the Funds but not their underlying indices, such as the use of fair value pricing by the Funds and asset inflows and outflows, and Krane’s representation that each Fund was achieving its purpose of offering investors unique investment exposure. In addition, at the October 5, 2016 meeting, the Board considered, among other things, information regarding each Fund’s returns against a group of funds identified as comparable and in its respective Morningstar category.

At its June 7, 2017 meeting, the Board considered that the Transaction itself was not likely to materially affect the performance of the Funds inasmuch as the Transaction is not expected to result in any change in the structure or operations of the Funds or change in the Funds’ portfolio managers, except that, in the future, the Funds may begin to engage in securities lending activities and compensate Krane for facilitating and overseeing such activities under the New Advisory Agreement.

Based on the information previously provided to it, the Board determined, in its reasonable business judgment, that continuing to engage Krane and the Sub-Advisers could benefit the Funds and their shareholders.

Fees and Expenses

The Board gave consideration to its evaluation of the advisory and sub-advisory fees payable with respect to the Funds and each Fund’s net expense ratio at the October 5, 2016 meeting. At that meeting, the Board reviewed information compiled by Krane comparing each Fund’s management fee rate and net expense ratio to a group of funds identified as comparable, considering, among other matters, each Fund’s assets under management. At that time, it also considered Krane’s representation that each Fund offers unique investment exposure for shareholders and potential investors and that Krane did not advise any other accounts with similar investment strategies.

The Board noted that the compensation payable under the New Agreements is the same as the compensation payable under the Current Agreements, subject to certain exceptions. In this regard, the Board considered that, among other matters, the New Advisory Agreement differs from the Current Advisory Agreement because it separately allows Krane to provide, and to receive compensation for providing, securities lending-related services (which compensation will be reviewed by the Board in the future), and clarifies that the fees and expenses incurred by the Funds in connection with lending their securities reduce the gross revenue and income of the Funds and are not fees and expenses of the Funds paid by Krane under the “unitary” advisory fee. In addition, the Board considered that the New Sub-Advisory Agreements differ from the Current Sub-Advisory Agreements because, among other matters, they clarify the compensation required to be paid by Krane to the Sub-Advisers.

The Board also noted that Krane’s new control persons do not advise any accounts directly comparable to the Funds.

The Board considered that the Funds’ net expense ratios were not expected to materially change under the New Agreements, except that the matters described above could affect such ratios.

The Board considered that Krane had agreed to enter into new expense limitation/fee waiver arrangements with respect to KBA, KCNY and KEMP, which were the only Funds currently subject to such arrangements. The Board considered that the new expense limitation/fee waiver arrangements will continue for a period of two years from the closing of the Transaction and are the same as the current expense limitation/fee waiver arrangements, except, among other matters, that their effective periods differ. The Board considered that, under the new expense limitation/fee waiver arrangement, Krane will continue to waive its advisory fee charged to KBA by 20 basis points, its advisory fee charged to KCNY by 12 basis points and its advisory fee charged to KEMP by the amount of any acquired fund fees and expenses that are incurred by the Fund and attributable to the Fund’s investment in KBA.

The Board also considered that the Transaction, by strengthening the financial position of Krane, would likely enhance its ability to cover the expenses for which it is responsible under the New Agreements and the new expense limitation/fee waiver arrangements. In addition, the Board noted that shareholders would not bear any costs in connection with the special meeting(s) of shareholders to approve the New Advisory Agreement and New Sub-Advisory Agreements and other relevant matters.

Although the Board received information regarding the fees payable by Krane to the Sub-Advisers under the New Sub-Advisory Agreements, the Board noted the arm’s-length nature of the relationship between Krane and the Sub-Advisers with respect to the negotiation of sub-advisory fee rates. The Board also considered that Krane (and not the Funds) pays the Sub-Advisers’ fees.

Based on these and other considerations, the Board, in the exercise of its reasonable business judgment, determined that the fees and expenses of the Funds under the New Agreements are reasonable.

Costs and Profitability

In analyzing the cost of services and profitability of Krane with respect to each Fund, the Board considered the information provided by Krane at the October 5, 2016 meeting, which indicated that Krane had not made a profit from its relationship with the Funds under the Current Advisory Agreement. The Board also considered Krane’s commitment to the success of the Funds and the use of a “unitary” fee structure under which Krane bears the risk of increases in the Funds’ expenses.

The Board also considered the impact of certain differences between the Current Agreements and the New Agreements, including that the New Advisory Agreement: (1) explicitly allows Krane to provide, and to receive compensation for providing, certain securities lending-related services to the Funds; and (2) clarifies that the fees and expenses incurred by the Funds in connection with lending their securities reduce the gross revenues and income of the Funds and are not fees and expenses of the Funds paid by Krane under the “unitary” advisory fee. In addition, it considered that the New Sub-Advisory Agreements clarify the compensation paid by Krane to the Sub-Advisers.

The Board also considered that Krane had agreed to enter into new expense limitation/fee waiver arrangements with respect to KBA, KCNY and KEMP, which were the only Funds currently subject to such arrangements. The Board considered that the new expense limitation/fee waiver arrangements will continue for a period of two years from the closing of the Transaction and are the same as the current expense limitation/fee waiver arrangements, except, among other matters, that their effective periods differ. The Board considered that, under the new expense limitation/fee waiver arrangement, Krane will continue to waive its advisory fee charged to KBA by 20 basis points, its advisory fee charged to KCNY by 12 basis points and its advisory fee charged to KEMP by the amount of any acquired fund fees and expenses incurred by the Fund that are attributable to the Fund’s investment in KBA.

The Board did not consider information regarding the costs of services provided or profits realized by each Sub-Adviser from its relationship with the Funds, noting instead the arm’s-length nature of the relationship between Krane and the Sub-Advisers with respect to the negotiation of the sub-advisory fee rate on behalf of each Fund and that Krane, and not the Fund, was responsible for paying the sub-advisory fees under the New Sub-Advisory Agreements.

Under the totality of the circumstances, the Board concluded in the exercise of its reasonable business judgment, that Krane’s profitability with respect to the Funds is reasonable.

Other Benefits

The Board considered the extent to which Krane and the Sub-Advisers derive ancillary benefits from the Funds’ operations, including potential benefits to Krane and the Sub-Advisers as a result of their ability to use Fund assets to engage in soft dollar transactions. In considering such matters, the Board considered the information provided by Krane and the Sub-Advisers at the October 5, 2016 meeting. The Board also considered Krane’s representation at the June 7, 2017 meeting that no significant differences in the other benefits received by Krane with respect to the Funds are expected to occur by reason of the Transaction, except that Krane and its new control persons could potentially benefit from any Fund trades conducted through a broker-dealer that would become an affiliate of Krane due to the Transaction.

Based on the materials provided to the Board, the Board determined that any other benefits realized by Krane and the Sub-Advisers from their relationship with the Funds were not a material factor to be considered in connection with the approval of the New Agreements.

Economies of Scale

In analyzing economies of scale, the Board considered the information provided by Krane at the October 5, 2016 meeting, which indicated that none of the Funds were currently in a position to realize economies of scale. The Board also considered Krane’s representation at the June 7, 2017 meeting that no significant economies of scale were expected to accrue to Krane with respect to its services to the Funds from the Transaction, although, in the future, the Transaction could provide certain benefits to the Funds, including opportunities to increase the distribution of Fund shares.

The Board thus determined to continue monitoring for potential economies of scale, and concluded that, at present, they were not a material factor for the Board to consider.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trustee counsel discussing the legal standards applicable to its consideration of the New Agreements. The Board noted that, as in the past, it would continue to monitor the Funds at its regular meetings and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory and sub-advisory arrangements, as outlined in the New Agreements, were reasonable in light of the factors considered by the Board.

Board Consideration of the Current Advisory Agreements on October 5, 2016

At an in-person meeting on October 5, 2016, the Board of Trustees (“Board”) of the KraneShares Trust (“Trust”), including a majority of the Independent Trustees, voted to renew the advisory agreement between Krane Funds Advisors, LLC (“Krane”) and the Trust, on behalf of the KraneShares Zacks New China ETF, KraneShares CSI China Internet ETF, KraneShares Bosera MSCI China A Share ETF, KraneShares E Fund China Commercial Paper ETF and KraneShares FTSE Emerging Markets Plus ETF, the subadvisory agreement between Krane and Bosera Asset Management (International) Co., Ltd. (“Bosera”) with respect to the KraneShares Bosera MSCI China A Share ETF and the subadvisory agreement between Krane and E Fund Management (Hong Kong) Co., Ltd. (“E Fund”, together with Bosera, the “Subadvisers”) with respect to the KraneShares E Fund China Commercial Paper ETF (collectively, the “Agreements”). In evaluating the Agreements, the Board considered, among other matters: (1) the nature, extent and quality of the services provided by Krane and the Subadvisers; (2) the costs of the services provided and profitability to Krane with respect to its relationship with the Funds; (3) the advisory fees and total expense ratios of the Funds compared to a relevant peer group of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; and (5) other benefits received by Krane and the Subadvisers from their relationship with the Funds. In its consideration of the Agreements, the Board considered that the evaluation process with respect to Krane and the Subadvisers is an ongoing one and, in this regard, noted that it considers information at each regularly scheduled meeting regarding, among other matters, the performance and services provided by Krane and the Subadvisers and information provided outside of the Board meetings. In this regard, the Board’s consideration of the Agreements included information previously received at such meetings and outside of the meetings.

Nature, Quality and Extent of Services

Based on the written and oral reports received by the Board prior to and at the October 5, 2016 meeting and a presentation from senior representatives of Krane at the October 5, 2016 meeting, the Board considered the nature, quality and extent of the overall services provided by Krane under the advisory agreement and by each Subadviser under its subadvisory agreement. In this connection, the Board considered the responsibilities of Krane and the Subadvisers. The Board discussed Krane’s resources available to the management of the Funds and recognized that Krane had invested significant time and effort in structuring the Trust and the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), assessing the market appeal of each Fund’s investment strategy and arranging service providers. In addition, the Board observed that Krane had agreed to bear many of the Funds’ expenses under a “unitary” fee arrangement. The Board considered that Krane is responsible for establishing and monitoring each Fund’s investment program and carrying out directives of the Board and that Krane and the Subadvisers, as applicable, manage the day-to-day investment activities of the Funds. In this regard, the Board considered information provided by Krane regarding its selection and oversight of the Subadvisers, as applicable. In addition, the

Board evaluated its experience with the services provided by Krane and the Subadvisers, and the resources and financial condition of Krane and the Subadvisers and noted that it would continue to routinely monitor such matters. The Board also considered Krane’s analysis and recommendations regarding each Subadviser. Based on their review and other considerations, the Board determined, in the exercise of its reasonable business judgment, that the nature, quality and extent of the services provided by Krane and each Subadviser are appropriate for the Funds.

Performance

The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for various periods. The Board considered the performance of each Fund against its underlying index, noting that the information provided by Krane indicated that each Fund’s performance correlated with that of its underlying index, except where certain factors affected the Funds but not their underlying indices, such as the use of fair value pricing by the Funds and the Funds’ asset inflows and outflows. The Board also considered Krane’s representation that each Fund was achieving its purpose of offering investors unique investment exposures. In addition, the Board was provided with, among other things, information regarding each Fund’s returns against a group of funds identified as comparable (“peer group”) and its respective Morningstar category. The Board also considered the Morningstar ratings received by the KraneShares Zacks New China ETF and KraneShares CSI China Internet ETF Fund based on their three-year performance, acknowledging that those were the only Funds that had been operational for at least three years as of the date of the Board meeting.

With respect to the KraneShares Zacks New China ETF, the Board noted further that: (1) the Fund outperformed its peer group for the quarter period August 31, 2016 and generally performed in line with its peer group for the year-to-date, one-year and since-inception periods ended August 31, 2016; and (2) the Fund outperformed its Morningstar category median for the one-year and since-inception periods ended August 31, 2016.

With respect to the KraneShares CSI China Internet ETF, the Board noted that: (1) the Fund outperformed its peer group for the quarter and since-inception periods ended August 31, 2016 and generally performed in line with its peer group for the year-to-date and one-year periods ended August 31, 2016; and (2) the Fund outperformed its Morningstar category median for the one-year and since-inception periods ended August 31, 2016.

With respect to the KraneShares Bosera MSCI China A Share ETF, the Board noted that: (1) the Fund outperformed its peer group for the quarter ended August 31, 2016, but underperformed its peer group for the year-to-date, one-year and since-inception periods ended August 31, 2016; and (2) the Fund outperformed its Morningstar category median for the since-inception period ended August 31, 2016, but underperformed its Morningstar category median for the one-year period ended August 31, 2016.

With respect to the KraneShares E Fund China Commercial Paper ETF, the Board noted that: (1) the Fund underperformed its peer group for the quarter, year-to-date, one-year and since-inception periods ended August 31, 2016; and (2) the Fund underperformed its Morningstar category median for the one-year and since-inception periods ended August 31, 2016. In assessing the Fund’s relative performance, the Board’s considered the impact of the Fund’s average portfolio weighted duration as compared to that of its peer group and the Morningstar category.

With respect to the KraneShares FTSE Emerging Markets Plus ETF, the Board noted that: (1) the Fund had generally performed in line with its peer group for the quarter and one-year periods ended August 31, 2016, but underperformed its peer group for the year-to-date and since-inception periods ended August 31, 2016; and (2) the Fund underperformed its Morningstar category median for the one-year and since-inception periods ended August 31, 2016. In assessing the Fund’s relative performance, the Board considered information provided by Krane regarding the Fund’s exposure to Chinese and Indian securities as compared to the peer group and Morningstar category.

Based on its review, the Board determined, in its reasonable business judgment, that continuing to engage Krane and the Subadvisers could benefit the Funds and their shareholders.

Comparative Fees and Expenses

The Board considered that Krane has entered into a “unitary” advisory fee arrangement to the Funds, under which Krane, and not the Funds, is responsible for paying many of the Funds’ expenses, including those of the Funds’ principal service providers and the Subadvisers and considered the information provided by Krane regarding the amounts paid by it to the Funds’ service providers under the arrangement. The Board reviewed and considered the fees in light of the nature, quality and extent of the services provided by Krane. The Board also considered the net expense ratios of the Funds compared to those of their peer groups. The Board noted that: (1) the KraneShares Zacks New China ETF’s management fee and net expense ratio were higher than its peer group; (2) the KraneShares CSI China Internet ETF’s management fee was in line with that of its peer group, but its net expense ratio was higher than its peer group; (3) the KraneShares Bosera MSCI China A Share ETF’s management fee and net expense ratio were higher than its peer group; (4) the KraneShares E Fund Commercial Paper ETF’s management fee and net expense ratio were higher its peer group; and (5) the KraneShares FTSE Emerging Markets Plus ETF’s management fee and net expense ratio were higher than its peer group. The Board noted Krane’s representation that each Fund offers unique investment exposure for shareholders and potential investors and that Krane did not advise any other accounts with similar investment strategies. The Board also considered the effect of each Fund’s assets under management on its net expense ratio.

Although the Board received information regarding the fees paid to the Subadvisers under the subadvisory agreements, the Board noted the arm’s-length nature of the relationship between Krane and the Subadvisers with respect to the negotiation of subadvisory fee rates. The Board also considered that Krane (and not the Funds) pays the Subadviser’s fees.

Based on these and other considerations, the Board, in the exercise of its reasonable business judgment, determined that the fees and expenses of the Funds under the advisory and subadvisory agreements are reasonable.

Costs and Profitability

The Board then considered the profit and loss information provided by Krane with respect to the Funds. In this regard, the Board noted that Krane continued to waive certain fees and that it had not made a profit from its relationship with the Funds under the advisory agreements. The Board also noted Krane’s commitment to the success of the Funds and the use of a “unitary” fee structure under which Krane bears the risk if certain of the Funds’ expenses increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Krane pays in accordance with the advisory agreement.

The Board did not consider information regarding the costs of services provided or profits realized by each Subadviser from its relationship with the Funds, noting instead the arm’s-length nature of the relationship between Krane and the Subadvisers with respect to the negotiation of the subadvisory fee rate on behalf of each Fund and that Krane, and not the Fund, was responsible for paying the subadvisory fees under each subadvisory agreement.

Under the totality of the circumstances, the Board concluded in the exercise of its reasonable business judgment, that the Funds were not excessively profitable to Krane because, based on the information provided by Krane, Krane had not made a profit from its relationship with the Funds under the advisory agreements.

Other Benefits

The Board then considered the extent to which Krane and the Subadvisers derive ancillary benefits from the Funds’ operations, including potential benefits to Krane and the Subadvisers as a result of their ability to use Fund assets to engage in soft dollar transactions. Based on the materials provided to the Board, the Board determined that any other benefits realized by Krane and the Subadvisers from their relationship with the Funds were not a material factor to be considered in connection with the proposed renewal of the Agreements.

Economies of Scale

The Board considered Krane’s representation that none of the Funds were currently in a position to realize economies of scale. The Board thus determined to continue monitoring for potential economies of scale, but concluded that, at present, they were not a material factor for the Board to consider.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trustee counsel discussing the legal standards applicable to its consideration of the Agreements. The Board noted that, as in the past, it would continue to monitor the Funds at its regular meetings and outside of the Board meetings. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory and subadvisory arrangements, as outlined in the Agreements, were reasonable in light of the factors considered by the Board.

EXHIBIT K

Form of New Sub-Advisory Agreement between Krane and Bosera

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) made as of this [ ]th day of [ ], 2017 by and between Bosera Asset Management (International) Co., Limited (the “Adviser”), a Hong Kong corporation located at Suite 4109, Jardine House, One Connaught Place, Central, Hong Kong and Krane Funds Advisors LLC (the “Manager”), a Delaware limited liability company, located at 1270 Avenue of the Americas, 22nd Floor, New York, NY 10020.

This Agreement supersedes the prior Investment Advisory Agreement between the Advisor and the Manager.

WITNESSETH

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engages in the business of providing investment management services;

WHEREAS, the Manager has entered into an Investment Advisory Agreement (“Advisory Agreement”) dated [ ], 2017 with KraneShares Trust (the “Trust”), a Delaware statutory trust;

WHEREAS, the Adviser is registered as an investment adviser under the Advisers Act; and

WHEREAS, the Manager, subject to the approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), desires to enter into this Agreement with the Adviser, where the Adviser shall provide investment advisory services in connection with the management of several funds (each, a “Fund” and collectively, the “Funds”) attached hereto as Schedule A, as such Schedule may be amended from time to time by mutual agreement of the parties hereto.

NOW, THEREFORE, the parties hereto agree as follows:

1.    Duties of the Adviser.

(a)
The Adviser will be responsible for managing the relationship with Chinese regulatory authorities, including the Securities & Futures Commission of Hong Kong, the China Securities Regulatory Commission and State Administration of Foreign Exchange. In this regard, among other things necessary and appropriate for the operation of the Funds, Adviser shall be responsible for securing QFII and RQFII allocations for the Funds and additional quotas as needed on a timely basis.

(b)
In addition, subject to supervision and oversight of the Manager and the Board, the Adviser shall manage all of the securities and other assets of the Funds (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”) and applicable law, regulations and interpretations and exemptions from the foregoing, and subject to the following:

(i)	The Adviser shall determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(ii)
In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), and By-Laws, each as may be modified, amended or supplemented from time to time, the Prospectus, the instructions and directions of the Manager and of the Board, the then-current terms and conditions of exemptive and no-action relief granted to the Trust, and the Trust’s policies and procedures. The Manager undertakes to provide the Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned documents. In the performance of its duties and obligations under this Agreement, the Adviser shall also comply in all material respects with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations and Chinese laws and regulations, as each is amended from time to time. In this regard, the Adviser represents that it has adopted and implemented and will maintain in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to (a) prevent violation by the Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Adviser’s activities or services could affect the Fund(s), policies and procedures, prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund(s) and the Adviser. Further, the Adviser shall maintain a disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards.

(iii)
The Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (i) and will place orders with or through such persons, brokers or dealers chosen by the Adviser to carry out the policy with respect to brokerage as the Board or the Manager may direct in writing from time to time, in conformity with all federal securities laws and applicable Chinese laws and regulations. The Adviser may open and maintain brokerage accounts of all types of behalf of and in the name of the Funds. The Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Adviser deems desirable and appropriate. Subject to the obtaining the best price and execution reasonably available and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Adviser exercises investment discretion. The Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Manager, Adviser or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules promulgated by the Securities and Exchange Commission (the “SEC”). The Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a fair and reasonable result and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner which the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Manager agrees that the Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions take, with respect to the relevant Fund. The Manager also acknowledges that the Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund(s), and that the Adviser will carry out its duties hereunder together with its duties under such relationships.

(iv)	The Adviser shall assist the Manager and any other relevant service provider in connection with any securities lending activities by the Funds.

(v)
The Adviser shall maintain all books and records with respect to transactions involving the Assets required by Rule 31a-1 under the 1940 Act and preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser shall timely furnish to the Manager all information needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Adviser may retain a copy of such records.

(vi)
The Adviser shall provide the relevant Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Manager with such information upon request of the Manager and shall otherwise cooperate with and provide reasonable assistance to the Manager, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, The Adviser shall not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser. The Adviser will also provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws or Chinese laws or regulations as may be reasonably requested.

(vii)
To the extent applicable to China A Shares, the Adviser shall, when explicitly directed by the Manager or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities. The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines. The Adviser shall certify at least annually or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.

(viii)
The Adviser shall maintain books and records with respect to the Funds’ investment transactions and keep the Manager fully informed on an ongoing basis of all material facts concerning the Adviser and its key investment personnel providing services to the Funds. The Adviser shall furnish to the Manager or the Board regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Manager or Board may reasonably request; and the Adviser will attend meetings with the Manager and/or the Board, as reasonably requested, to discuss the foregoing. Upon the request of the Manager, the Adviser shall also furnish to the Manager any other information relating to the Assets that is required to be filed by the Manager or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief from the SEC on which the Manager, the Trust or a Fund relies.

(ix)
The Adviser shall monitor the Assets owned by the Fund(s) and, in accordance with procedures established by the Board, as amended from time to time, and in conjunction with the Manager, promptly notify the Manager and the Trust’s Fund Accounting Agent of Assets that the Adviser believes should be fair valued in accordance with the Trust’s Valuation Procedures. The Adviser will provide reasonable assistance in determining the fair value of the Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for which market prices are not readily available, it being understood that the Adviser will not be responsible for determining the value of any such security.

2.    Duties of the Manager. The Manager shall have responsibility for all services to be provided to the Funds pursuant to its Investment Advisory Agreement with the Trust, including overseeing:

(a)	regulatory filings by the Funds;

(b)	compliance by the Funds;

(c)	custody of Fund assets;

(d)	transfer agency in Fund shares; and

(e)	listing of Fund shares on NYSE Arca, Inc. or another national securities exchange.

The Manager shall also oversee the Adviser’s provision of services under this Agreement, and shall be primarily responsible for the U.S. sales and marketing of Fund shares.

3.    Compensation. For the services to be provided by the Adviser pursuant to this Agreement, the Manager will pay the Adviser, and the Adviser agrees to accept as full compensation therefor, an advisory fee at the rate specified in Schedule B hereto. The fee will be calculated based on the average daily value of the Assets under the Adviser’s management and will be paid to the Adviser monthly. The Adviser may waive a portion of its fee, as permitted by law and agreed by the Manager. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

4.    Expenses. Each of the Manager and Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the fulfillment of its responsibilities under this Agreement.

5.    Liability and Indemnification. Each Party (the “Indemnifying Party”) agrees, at its expense, to defend, indemnify and hold the other Party, its affiliates, officers, directors, employees and agents (collectively, the “Indemnified Parties”), harmless from any and all claims, demands, damages, costs, expenses, suits, actions, liabilities and losses (including, without limitation, reasonable attorneys’ fees and expenses) arising by virtue of, in connection with, or related to, the Indemnifying Party’s performance hereunder or execution hereof, except as such claims, losses or damages may result from the Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. In no event shall either Party be liable to the other Party for any special, consequential or punitive damages arising under or related to this Agreement. The Indemnified Party shall not be liable to the Indemnifying Party in connection with the Indemnified Party’s performance or execution hereof except as a result of such Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. No compromise or settlement by the Indemnifying Party of any action or proceeding related to the transaction contemplated hereby shall be effective unless it also contains an unconditional release of the Indemnified Party except to the extent related to the gross negligence, bad faith, willful misconduct or reckless disregard of its duties of the Indemnified Party. Notwithstanding anything to the contrary herein, the indemnification obligations under this paragraph shall survive the termination of this Agreement.

6.    Representations and Warranties of Adviser. The Adviser represents and warrants to the Manager and the Funds as follows:

(a)
The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect. The Adviser further represents and warrants that it is duly licensed as a Renminbi Qualified Foreign Institutional Investor (“RQFII”), has all necessary permits to engage in securities investment-related activities in Hong Kong and the People’s Republic of China, and is in good standing with the China Securities Regulatory Commission and China’s State Administration of Foreign Exchange,. The Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)
The Adviser will immediately notify the Manager of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act, including any actions taken by the SEC or Chinese authorities to place any restrictions on, or suspend or revoke its RQFII license or other comparable license. The Adviser will promptly notify the Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Adviser;

(c)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement;

(d)	The Adviser is a corporation duly organized and validly existing under the laws of Hong Kong with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)
The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(f)	This Agreement is a valid and binding agreement of the Adviser; and

(g)	The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

7.    Representations and Warranties of the Manager. The Manager represents and warrants to the Adviser and the Funds as follows;

(a)	The Manager is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)
The Manager will immediately notify the Adviser of the occurrence of any event that would substantially impair the Manager’s ability to fulfill its commitment under this Agreement or disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act. The Manager will also promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Manager;

(c)	The Manager is fully authorized under all applicable law to enter into this Agreement and serve as Manager to the Funds and to perform the services described under this Agreement;

(d)
The Manager is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)
The execution, delivery and performance by the Manager of this Agreement are within the Manager’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Manager for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Manager of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Manager’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Manager;

(f)	This Agreement is a valid and binding agreement of the Manager; and

(g)	The Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8.    Duration and Termination.

(a)
Duration. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval as to each Fund and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)	By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Manager, in each case, upon sixty (60) days’ written notice to the Adviser;

(ii)	By the Adviser upon sixty (60) days’ written notice to the Manager and the Board.

(iii)	By any party, to take effect immediately upon written notice to the other party, in the event that

(A)
the license, approval, authorisation or consent held by any of the other parties which is required for the performance of its obligations under this Agreement and which has been granted or given by any relevant regulatory authority, is terminated or suspended;

(B)
any of the parties commits a material breach of this Agreement, which such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach;

(C)	any step is taken with a view to the winding up, bankruptcy or administration of any party;

(D)
any adverse finding is made in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under this Agreement; or

(E)	a relevant regulatory authority has held, or is likely to hold, any other party to be in breach of any regulatory or other duties in relation to this Agreement.

This Agreement shall terminate automatically and immediately in the event of breach of Clause 9 Confidentiality of this Agreement, or in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.    Confidentiality. Except as otherwise set forth in this Agreement or any other agreement between the parties, each party shall keep the Confidential Information of the other party secret and confidential and shall use such Confidential Information only in accordance with the terms of this Agreement, and shall not (without the prior written consent of the other party) disclose any part of that Confidential Information to any person other than to its designated person who is mutually agreed by both parties in advance for getting access to that Confidential Information in order for the parties to perform their obligations or receive the benefit of rights under this Agreement except for the regulatory requests made to the Manager and the Adviser arising from the applicable laws, including any demand of any regulatory or taxing authority having jurisdiction. For the purpose of this Agreement, “Confidential Information” means in relation to any party all confidential and proprietary information (whether such information is in oral or written form or is recorded in any other medium) about or pertaining to any business initiatives or evaluation of any future business initiative, or the business of that party which it disclosed to the other party or its employee, or which is acquired by or otherwise comes to the knowledge of the other party or its employee in connection with this Agreement or any future exchange of information between the parties (including the performance by a party of its obligations hereunder). It is understood that any information or recommendation supplied by the Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Funds, the Funds’ service providers, the Board, or such persons as the Manager, subject to the Adviser’s written consent, may designate in connection with the Funds. It is also understood that any information supplied to the Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with its obligation to provide investment advice and other services to the Funds. Except as required by applicable law or regulation, the terms of this Agreement, all non-public information pertaining to the establishment and on-going operation of the Funds and the actions of the Adviser and the Funds in respect thereof shall be considered as “Confidential Information.”

10.    Exclusivity. The services of the Manager and Adviser are not to be deemed exclusive, and the Manager and Adviser and their directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor of the Manager and Trust.

11.    Supplemental Arrangements. The Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require approval of an advisory agreement pursuant to Section 15 of the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Adviser.

12.    Use of Name. The Adviser grants the Manager use of the Adviser’s name(s), derivatives, logos, trademarks, service marks or trade names in connection with certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets, fund name and related materials, including advertising and marketing materials for the Funds. Such grant will be revoked as to future use as soon as this Agreement is terminated.

13.    Amendments. This Agreement may be amended by mutual consent, subject to approval by the Board and the Funds shareholders to the extent and in the manner required by the 1940 Act.

14.    Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

15.    Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.    Trust and Shareholder Liability. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that any claims against or liabilities of the Trust shall be limited in all cases to the Trust and its assets, and if the liability or claim relates to one or more Fund, they shall be limited to the respective assets of that Fund. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

17.    Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Manager at:        Krane Funds Advisors, LLC
1270 Avenue of the Americas
22nd Floor
New York, NY 10020

To the Adviser at:          Bosera Asset Management
(International) Company Limited
Suite 4109
Jardine House
One Connaught Place,
Central, Hong Kong

18.    Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ADVISER:	ADVISER:
Krane Funds Advisors, LLC	Bosera Asset Management (International) Company Limited

By:	By:
Name:	Name:
Title:	Title:

Schedule A
to the
Investment Advisory Agreement
by and among
Bosera Asset Management (International) Company Limited
and
Krane Funds Advisors, LLC
As of [ ], 2017

KraneShares Bosera MSCI China A ETF

Schedule B
to the
Investment Advisory Agreement
by and among
Bosera Asset Management (International) Company Limited
and
Krane Funds Advisors, LLC
As of [ ], 2017

KraneShares Bosera MSCI China A ETF

The Manager shall pay the Adviser fifty (50%) percent of the Net Revenue received by the Manager from the Funds. Net Revenue is defined for these purposes as gross revenue – gross fund-related expenses (including any waiver by the Manager of its compensation under the Advisory Agreement and any reimbursements by the Manager of the Fund’s expenses).

EXHIBIT L

Form of New Sub-Advisory Agreement between Krane and E Fund

SUB-ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) made as of this [ ]th day of [ ], 2017 by and between Krane Funds Advisors, LLC, a Delaware limited liability company (the “Adviser”), and E Fund Management (Hong Kong) Co., Limited, a company organized under the laws of Hong Kong (the “Sub-Adviser”).

WITNESSETH:

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services;

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) dated [ ], 2017 with KraneShares Trust (the “Trust”), a Delaware statutory trust;

WHEREAS, the Sub-Adviser is a registered investment adviser under the Advisers Act, and engages in the business of providing investment management services;

WHEREAS, the Adviser, subject to the approval of the Board of Trustees of the Trust (the “Board” or the “Trustees”), desires to retain the Sub-Adviser to render investment advisory and other services to the funds specified in Schedule A hereto, as amended from time to time, each a series of the Trust (each, a “Fund” and collectively, the “Funds”), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.    Duties of the Sub-Adviser.

(a)
The Sub-Adviser will be responsible for managing the relationship with Chinese regulatory authorities, including the Securities & Futures Commission of Hong Kong, the China Securities Regulatory Commission and State Administration of Foreign Exchange. In this regard, among other things necessary and appropriate for the operation of the Funds, Sub-Adviser shall be responsible for securing QFII and RQFII allocations for the Funds and additional quotas as needed on a timely basis.

(b)
In addition, subject to supervision and oversight of the Adviser and the Board, the Sub-Adviser shall manage all of the securities and other assets of the Funds (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and applicable law, regulations and interpretations and exemptions from the foregoing and subject to the following:

(i)	The Sub-Adviser shall determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash.

(ii)
In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), and By-Laws, each as may be modified, amended or supplemented from time to time, the Prospectus, the instructions and directions of the Adviser and of the Board, the then-current terms and conditions of exemptive and no-action relief granted to the Trust, and the Trust’s policies and procedures. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall also comply in all material respects with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations and Chinese laws and regulations, as each is amended from time to time. In this regard, the Sub-Adviser represents that it has adopted and implemented and will maintain in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to (a) prevent violation by the Sub-Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser’s activities or services could affect the Fund(s), policies and procedures, prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund(s) and the Sub-Adviser. Further, the Sub-Adviser shall maintain a disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards.

(iii)
The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (i) and will place orders with or through such persons, brokers or dealers chosen by the Sub-Adviser to carry out the policy with respect to brokerage as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws and applicable Chinese laws and regulations. The Sub-Adviser may also arrange for, in respect of the Funds, futures contract, derivative instrument and transaction, swap, spot or forward transaction (whether in relation to currency or any other property). The Sub-Adviser may open and maintain brokerage accounts of all types of behalf of and in the name of the Funds. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable and appropriate. Subject to the obtaining the best price and execution reasonably available and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, Sub-Adviser or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules promulgated by the Securities and Exchange Commission (the “SEC”). The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund(s) as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a fair and reasonable result and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions take, with respect to the relevant Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund(s), and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.

(iv)	The Sub-Adviser shall assist the Adviser and any other relevant service provider in connection with any securities lending activities by the Funds.

(v)
The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by Rule 31a-1 under the 1940 Act and preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act. The Sub-Adviser shall timely furnish to the Adviser all information needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.

(vi)
The Sub-Adviser shall provide the relevant Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust. The Sub-Adviser shall not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Sub-Adviser. The Sub-Adviser will also provide the Adviser with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws or Chinese laws or regulations as may be reasonably requested.

(vii)
To the extent applicable to renminbi-denominated securities, the Sub-Adviser shall, when explicitly directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Sub-Adviser’s proxy voting guidelines. The Sub-

Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.

(viii)
The Sub-Adviser shall maintain books and records with respect to the Funds’ investment transactions and keep the Adviser fully informed on an ongoing basis of all material facts concerning the Sub-Adviser and its key investment personnel providing services to the Funds. The Sub-Adviser shall furnish to the Adviser or the Board regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request; and the Sub-Adviser will attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief from the SEC on which the Adviser, the Trust or a Fund relies.

(ix)
The Sub-Adviser shall monitor the Assets owned by the Fund(s) and, in accordance with procedures established by the Board, as amended from time to time, and in conjunction with the Adviser, promptly notify the Adviser and the Trust’s Fund Accounting Agent of Assets that the Sub-Adviser believes should be fair valued in accordance with the Trust’s Valuation Procedures. The Sub-Adviser will provide reasonable assistance in determining the fair value of the Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for which market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.    Duties of the Adviser. The Adviser shall have responsibility for all services to be provided to the Funds pursuant to its Advisory Agreement with the Trust, including overseeing:

(a)	regulatory filings by the Funds;

(b)	compliance by the Funds;

(c)	custody of Fund assets;

(d)	transfer agency in Fund shares; and

(e)	listing of Fund shares on NYSE Arca, Inc. or another national securities exchange.

The Adviser shall also oversee the Sub-Adviser’s provision of services under this Agreement, and shall be primarily responsible for the U.S. sales and marketing of Fund shares.

3.    Compensation. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, an advisory fee at the rate specified in Schedule B hereto. To the extent applicable, the fee will be calculated based on the average daily value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. The Sub-Adviser may waive a portion of its fee, as permitted by law and agreed by the Adviser. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

4.    Expenses. Each of the Adviser and Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the fulfillment of its responsibilities under this Agreement.

5.    Liability and Indemnification. Each Party (the “Indemnifying Party”) agrees, at its expense, to defend, indemnify and hold the other Party, its affiliates, officers, directors, employees and agents (collectively, the “Indemnified Parties”), harmless from any and all claims, demands, damages, costs, expenses, suits, actions, liabilities and losses (including, without limitation, reasonable attorneys’ fees and expenses) arising by virtue of, in connection with, or related to, the Indemnifying Party’s performance hereunder or execution hereof, except as such claims, losses or damages may result from the Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. In no event shall either Party be liable to the other Party for any special, consequential or punitive damages arising under or related to this Agreement. The Indemnified Party shall not be liable to the Indemnifying Party in connection with the Indemnified Party’s performance or execution hereof except as a result of such Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. No compromise or settlement by the Indemnifying Party of any action or proceeding related to the transaction contemplated hereby shall be effective unless it also contains an unconditional release of the Indemnified Party except to the extent related to the gross negligence, bad faith, willful misconduct or reckless disregard of its duties of the Indemnified Party. Notwithstanding anything to the contrary herein, the indemnification obligations under this paragraph shall survive the termination of this Agreement.

6.    Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)
The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect. The Sub-Adviser further represents and warrants that it is duly licensed as a Renminbi Qualified Foreign Institutional Investor (“RQFII”), has all necessary permits to engage in securities investment-related activities in Hong Kong and the People’s Republic of China, and is in good standing with the China Securities Regulatory Commission and China’s State Administration of Foreign Exchange,. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)
The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act, including any actions taken by the SEC or Chinese authorities to place any restrictions on, or suspend or revoke its RQFII license or other comparable license. The Sub-Adviser will promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Sub-Adviser;

(c)	The Sub-Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(d)	The Sub-Adviser is a corporation duly organized and validly existing under the laws of Hong Kong with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)
The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(f)	This Agreement is a valid and binding agreement of the Sub-Adviser; and

(g)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

7.    Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)
The Adviser will immediately notify the Sub-Adviser of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or the Adviser;

(c)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement;

(d)
The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)
The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(f)	This Agreement is a valid and binding agreement of the Adviser; and

(g)	The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8.    Duration and Termination.

(a)
Duration. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval as to each Fund and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)
By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

(iii)	By any party, to take effect immediately upon written notice to the other party, in the event that:

(A)
the license, approval, authorization or consent held by any of the other parties which is required for the performance of its obligations under this Agreement and which has been granted or given by any relevant regulatory authority, is terminated or suspended;

(B)
any of the parties commits a material breach of this Agreement, which such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach;

(C)	any step is taken with a view to the winding up, bankruptcy or administration of any party;

(D)
any adverse finding is made in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under this Agreement; or

(E)	a relevant regulatory authority has held, or is likely to hold, any other party to be in breach of any regulatory or other duties in relation to this Agreement.

This Agreement shall terminate automatically and immediately in the event of breach of Clause 9 Confidentiality of this Agreement, or in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.    Confidentiality. Except as otherwise set forth in this Agreement or any other agreement between the parties, each party shall keep the Confidential Information of the other party secret and confidential and shall use such Confidential Information only in accordance with the terms of this Agreement, and shall not (without the prior written consent of the other party) disclose any part of that Confidential Information to any person other than to its designated person who is mutually agreed by both parties in advance for getting access to that Confidential Information in order for the parties to perform their obligations or receive the benefit of rights under this Agreement except for the regulatory requests made to the Adviser and the Sub-Adviser arising from the applicable laws, including any demand of any regulatory or taxing authority having jurisdiction. For the purpose of this Agreement, “Confidential Information” means in relation to any party all confidential and proprietary information (whether such information is in oral or written form or is recorded in any other medium) about or pertaining to any business initiatives or evaluation of any future business initiative, or the business of that party which it disclosed to the other party or its employee, or which is acquired by or otherwise comes to the knowledge of the other party or its employee in connection with this Agreement or any future exchange of information between the parties (including the performance by a party of its obligations hereunder). It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Funds’ service providers, the Board, or such persons as the Adviser, subject to the Sub-Adviser’s written consent, may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Funds. Except as required by applicable law or regulation, the terms of this Agreement, all non-public information pertaining to the establishment and on-going operation of the Funds and the actions of the Sub-Adviser and the Funds in respect thereof shall be considered as “Confidential Information.”

10.    Exclusivity. The services of the Adviser and Sub-Adviser are not to be deemed exclusive, and the Adviser and Sub-Adviser and their directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor of the Adviser and Trust.

11.    Supplemental Arrangements. The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund(s) that would constitute an assignment or require approval of an advisory agreement pursuant to Section 15 of the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser.

12.    Use of Name. The Sub-Adviser grants the Adviser use of the Sub-Adviser’s name(s), derivatives, logos, trademarks, service marks or trade names in connection with certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets, fund name and related materials, including advertising and marketing materials for the Funds. Such grant will be revoked as to future use as soon as this Agreement is terminated.

13.    Amendments. This Agreement may be amended by mutual consent, subject to approval by the Board and the Funds shareholders to the extent and in the manner required by the 1940 Act.

14.    Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

15.    Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.    Trust and Shareholder Liability. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that any claims against or liabilities of the Trust shall be limited in all cases to the Trust and its assets, and if the claim or liability relates to one or more Fund, they shall be limited to the respective assets of that Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

17.    Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Krane Funds Advisors, LLC 1270 Avenue of the Americas 22nd Floor New York, NY 10020

To the Sub-Adviser at:	E Fund Management (Hong Kong) Co., Limited Suites 3501-02, 35/F, Two IFC, 8 Finance Street, Central, Hong Kong

18.    Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

ADVISER:	SUB-ADVISER:
Krane Funds Advisors, LLC	E Fund Management (Hong Kong) Co., Limited

By:	By:
Name:	Name:
Title:	Title:

Schedule A
to the
Sub-Advisory Agreement
by and among
E Fund Management (Hong Kong) Co., Limited
and
Krane Funds Advisors, LLC
As of [ ], 2017

Fund Name:

KraneShares E Fund China Commercial Paper ETF

Schedule B
to the
Sub-Advisory Agreement
by and among
E Fund Management (Hong Kong) Co., Limited
and
Krane Funds Advisors, LLC
As of [ ], 2017

Fund	Fee
KraneShares E Fund China Commercial Paper ETF
The Adviser shall pay the Sub-Adviser fifty (50%) percent of the Net Revenue received by the Adviser from the Fund. Net Revenue is defined for these purposes as gross revenue – gross fund-related expenses (including any waiver by the Adviser of its compensation under the Advisory Agreement and any reimbursements by the Adviser of the Fund’s expenses).

KraneShares

PROXY CARD

KRANESHARES BOSERA MSCI CHINA A SHARE ETF

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares Bosera MSCI China A Share ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:00 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES BOSERA MSCI CHINA A SHARE ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	WITHHOLD
1. Election of Two New Trustees		
a) Patrick Campo	O	O
b) Cregg Watner	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

金瑞基金 KraneShares™

PROXY CARD

KRANESHARES ZACKS NEW CHINA ETF

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2017

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares Zacks New China ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:00 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES ZACKS NEW CHINA ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	PROPOSAL:	FOR	WITHHOLD
1.	Election of Two New Trustees		
	a) Patrick Campo	O	O
	b) Cregg Watner	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

KRANESHARES CSI CHINA INTERNET ETF

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares CSI China Internet ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:00 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES CSI CHINA INTERNET ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	PROPOSAL:	**FOR**	**WITHHOLD**
1.	Election of Two New Trustees		
	a) Patrick Campo	O	O
	b) Cregg Watner	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KraneShares

PROXY CARD

KRANESHARES E FUND CHINA COMMERCIAL PAPER ETF

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares E Fund China Commercial Paper ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:00 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES E FUND CHINA COMMERCIAL PAPER ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD
	PROPOSAL:		
1.	Election of Two New Trustees		
	a) Patrick Campo	O	O
	b) Cregg Watner	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

KRANESHARES FTSE EMERGING MARKETS PLUS ETF

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares FTSE Emerging Markets Plus ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:00 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES FTSE EMERGING MARKETS PLUS ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD
	PROPOSAL:		
1.	Election of Two New Trustees		
	a) Patrick Campo	O	O
	b) Cregg Watner	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KraneShares

PROXY CARD

KRANESHARES BOSERA MSCI CHINA A SHARE ETF

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares Bosera MSCI China A Share ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:30 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES BOSERA MSCI CHINA A SHARE ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	PROPOSAL:	**FOR**	**AGAINST**	**ABSTAIN**
2.	Approval of a new investment advisory agreement for the Fund between Krane Funds Advisors, LLC and KraneShares Trust	O	O	O
3.	Approval of a new investment sub-advisory agreement for the Fund between Krane Funds Advisors, LLC and Bosera Asset Management (International) Co., Limited	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

KRANESHARES ZACKS NEW CHINA ETF

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares Zacks New China ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:30 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES ZACKS NEW CHINA ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
	PROPOSAL:			
2.	Approval of a new investment advisory agreement for the Fund between Krane Funds Advisors, LLC and KraneShares Trust	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

KRANESHARES CSI CHINA INTERNET ETF

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares CSI China Internet ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:30 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES CSI CHINA INTERNET ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
	PROPOSAL:			
2.	Approval of a new investment advisory agreement for the Fund between Krane Funds Advisors, LLC and KraneShares Trust	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KraneShares

PROXY CARD

KRANESHARES E FUND CHINA COMMERCIAL PAPER ETF

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares E Fund China Commercial Paper ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:30 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES E FUND CHINA COMMERCIAL PAPER ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	PROPOSAL:	FOR	AGAINST	ABSTAIN
2.	Approval of a new investment advisory agreement for the Fund between Krane Funds Advisors, LLC and KraneShares Trust	O	O	O
4.	Approval of a new investment sub-advisory agreement for the Fund between Krane Funds Advisors, LLC and E Fund Management (Hong Kong) Co., Limited	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KraneShares

PROXY CARD

KRANESHARES FTSE EMERGING MARKETS PLUS ETF

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(877) 283-0320** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

The undersigned, revoking all prior proxies, hereby appoints Jonathan Krane and Jennifer Tarleton, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held on the record date in the name of the undersigned upon the Proposals described in the Proxy Statement, which has been received by the undersigned, at the Special Meeting of Shareholders of KraneShares FTSE Emerging Markets Plus ETF (the "Fund") to be held at 1270 Avenue of the Americas, 22nd Floor New York, NY 10020, on August 31, 2017 at 2:30 p.m., Eastern Time, or at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KRANESHARES FTSE EMERGING MARKETS PLUS ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
	PROPOSAL:			
2.	Approval of a new investment advisory agreement for the Fund between Krane Funds Advisors, LLC and KraneShares Trust	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]